                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant       [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:

    [ ]   Preliminary Proxy Statement       [ ] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
    [X]   Definitive Proxy Statement            RULE 14a-6(e)(2))

    [ ]   Definitive Additional Materials

    [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]   No fee required.

    [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
          (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
          (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
          (5) Total fee paid:

          ----------------------------------------------------------------------

    [ ]   Fee paid previously with preliminary materials:

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)    Amount previously paid:

          ----------------------------------------------------------------------
          (2)    Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
          (3)    Filing Party:

          ----------------------------------------------------------------------
          (4)    Date Filed:

          ----------------------------------------------------------------------

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                             IMPORTANT INFORMATION
                                FOR SHAREHOLDERS


William Blair Mutual Funds, Inc. (the "Company") will hold a special meeting of shareholders on November 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide on the issues.


TIME IS OF THE ESSENCE . . . YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! EVEN IF YOU WANT TO VOTE FOR ALL THE ITEMS, BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO HELP THE COMPANY AVOID THE NECESSARY AND ADDITIONAL EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM.


Not all issues contained in the Proxy Statement pertain to all shareholders. THE Q&A BELOW SUMMARIZES THE ISSUES WHICH REQUIRE A VOTE BY THE SHAREHOLDERS OF THE READY RESERVES FUND CLASS N SHARES.


Q. WHY AM I BEING ASKED TO VOTE?

    A: Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

Q. WHAT ISSUES AM I BEING ASKED TO VOTE ON?

    A: The proposals include: (1) the reorganization of the Company from a Maryland corporation into a Delaware business trust (including an amendment to the Company's Articles of Incorporation to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company); (2) changes to the investment objective of the Fund; (3) the approval of standardized fundamental investment restrictions for the Fund; (4) approval of a Rule 12b-1 distribution plan for Class N shares; and (5) approval of an amended management agreement. In addition, you will be asked to elect directors of the Company and to ratify the selection of independent auditors.

Q. WHY ARE THE COMPANY'S ARTICLES OF INCORPORATION BEING AMENDED?


    A: Under Maryland law, certain actions, including a reorganization, require approval of a "super-majority" of shareholders (i.e., a greater proportion than a majority of the outstanding shares of the Company). Maryland law, however, provides that a corporation's articles of incorporation may provide for a lesser vote for such actions as long as the vote is not lower than a majority of the corporation's outstanding shares. The Company's current Articles of Incorporation do not have such a provision. The amendment to the Articles of Incorporation will permit certain actions, including the approval of the reorganization, to be approved by a majority of the outstanding shares of the Company.


Q. WHY IS THE COMPANY BEING REORGANIZED INTO A DELAWARE BUSINESS TRUST?


    A:Currently, the Company is organized as a Maryland corporation. As a Delaware business trust, the Company will have a greater amount of flexibility to conduct its business and will not pay Illinois franchise taxes applicable to foreign corporations. Except for any changes approved by shareholders at this meeting, the reorganization itself would not change your Fund's investment objective or policies. The change to a Delaware business trust will neither cause changes to the Company's directors, officers, investment adviser, or auditors, nor the Company's current contracts, including the Company's contract with its investment adviser.


Q. HOW WOULD THE CHANGE IN THE FUND'S INVESTMENT OBJECTIVE AFFECT ME AS A FUND SHAREHOLDER?

    A:The proposed change to the investment objective of the Fund is not intended to alter the way in which the Fund is managed. The purpose of the proposed objectives is to clarify and more concisely describe the Fund's goal.

Q. WHY ARE THE FUND'S "FUNDAMENTAL RESTRICTIONS" BEING CHANGED?


    A:Every mutual fund has certain investment restrictions that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment restrictions. Certain of these restrictions were



RRF 09300 13 03
      adopted to reflect regulatory, business, or industry conditions that no longer exist or are no longer necessary. Adopting a revised standardized list of fundamental restrictions across all Funds will help provide operational efficiencies and make it easier to monitor compliance with these restrictions. In addition, converting the remaining fundamental restrictions to nonfundamental restrictions will allow the Board to analyze and approve changes to the Fund's investment restrictions without additional shareholder approval, which will further the goal of standardizing investment restrictions and will avoid costs associated with future shareholder meetings.

Q. WHAT IS THE RULE 12B-1 DISTRIBUTION PLAN I AM BEING ASKED TO APPROVE?


    A:Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 provides the conditions pursuant to which a mutual fund may bear the expenses of distributing its shares. Under the Rule 12b-1 Distribution Plan (the "Distribution Plan"), the Fund will be charged a shareholder/distribution services fee computed at the annual rate of 0.35% of the average daily net assets attributable to the Class N shares of the Fund. The Fund's Distributor, William Blair & Company, L.L.C. will receive this fee and may use it to pay various broker/dealers for shareholder service and distribution expenses.


Q. WILL THE DISTRIBUTION PLAN RESULT IN AN INCREASE IN THE EXPENSE RATIO OF THE READY RESERVES FUND?


    A:No. To offset the new 0.35% annual shareholder/distribution services fee, the Fund's Adviser, William Blair & Company, L.L.C., has agreed to lower the management fee for the Ready Reserves Fund by a corresponding 0.35% annually, contingent upon approval of the Distribution Plan. Thus, the combined effect of the new distribution fee and the lower management fee will result in no change in the overall fees being charged to the Fund. In other words, the previous management fee of the Fund is being restructured into two components, without affecting the overall fees being charged.


Q. WHY IS THE FUND RESTRUCTURING ITS FEES AND INTRODUCING A DISTRIBUTION PLAN?


    A:Until now the William Blair Ready Reserves Fund has been sold primarily to brokerage and investment management clients of William Blair & Company. In the future, it is intended that the Fund would be sold by other broker/dealers as well. Such brokers require compensation for distributing the Fund's shares and for providing shareholder services to their clients. Since such payments may be made pursuant to a Rule 12b-1 Distribution Plan, the Fund's fees are being restructured to conform to the Rule.



      By enabling the Fund to be distributed more widely through other broker/dealers, current shareholders may benefit from the potential growth in assets of the Fund, which may help achieve further scale economies and lower the Fund's expenses. In addition, the creation of a new Institutional Share Class ("I Shares") -- which is not subject to the Distribution Plan -- is designed to enable the Fund to attract institutional shareholders, thus further growing the Fund's assets to the benefit of all shareholders.


Q. WHY ARE READY RESERVES FUND SHAREHOLDERS BEING ASKED TO APPROVE AN AMENDED MANAGEMENT AGREEMENT?

    A:Contingent upon shareholder approval of the Distribution Plan, shareholders are being asked to approve an amended Management Agreement which reduces the management fees in the amount of 0.35% annually. This decrease in management fees is intended to offset the imposition of the shareholder/distribution services fee under the Distribution Plan.

Q. HOW DO I VOTE MY SHARES?

    A:You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. You may also vote by telephone or by facsimile as described below in the Proxy Statement. If we do not receive your proxy card, an employee of William Blair & Company, L.L.C., the Company's adviser and distributor, or the Company's agent, D.F. King & Co., Inc., may contact you to request that you cast your vote.

Q. WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

    A:Call the Company's agent's toll-free number: 1-800-769-5414.


RRF 09300 13 03

Q. I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?


    A:Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to mail proxies again -- a costly proposition for your Fund!


Q. WHO GETS TO VOTE?

    A:Any person who owned shares of a Fund on the "record date," which was October 1, 1999, gets to vote -- even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Fund share owned on the record date.

Q. HOW CAN I VOTE?

    A:You can vote in any one of four ways:

       - By telephone, with a toll-free call to the number listed on your proxy card.

       - By mail, with the enclosed ballot.

       - In person at the meeting.

       - By facsimile at (212) 269-2796.

Q. HOW DO THE MEMBERS OF THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

    A:After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.


RRF 09300 13 03

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                     IMPORTANT INFORMATION FOR SHAREHOLDERS
                     OF THE FOLLOWING WILLIAM BLAIR FUNDS:
                             GROWTH FUND -- CLASS N

William Blair Mutual Funds, Inc. (the "Company") will hold a special meeting of shareholders on November 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide on the issues.

TIME IS OF THE ESSENCE . . . YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! EVEN IF YOU WANT TO VOTE FOR ALL THE ITEMS, BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO HELP THE COMPANY AVOID THE NECESSARY AND ADDITIONAL EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM.


Not all issues contained in the Proxy Statement pertain to all shareholders. THE Q&A BELOW SUMMARIZES THE ISSUES WHICH REQUIRE A VOTE BY THE SHAREHOLDERS OF THE CLASS N SHARES OF THE GROWTH FUND.


Q. WHY AM I BEING ASKED TO VOTE?

    A:Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

Q. WHAT ISSUES AM I BEING ASKED TO VOTE ON?

    A:The proposals include: (1) the reorganization of the Company from a Maryland corporation into a Delaware business trust (including an amendment to the Company's Articles of Incorporation to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company); (2) changes to the investment objective of the Fund; (3) the approval of standardized fundamental investment restrictions for the Fund; and (4) approval of a Rule 12b-1 distribution plan for Class N shares. In addition, you will be asked to elect directors of the Company and to ratify the selection of independent auditors.

Q. WHY ARE THE COMPANY'S ARTICLES OF INCORPORATION BEING AMENDED?


    A:Under Maryland law, certain actions, including a reorganization, require approval of a "super-majority" of shareholders (i.e., a greater proportion than a majority of the outstanding shares of the Company). Maryland law, however, provides that a corporation's articles of incorporation may provide for a lesser vote for such actions as long as the vote is not lower than a majority of the corporation's outstanding shares. The Company's current Articles of Incorporation do not have such a provision. The amendment to the Articles of Incorporation will permit certain actions, including the approval of the reorganization, to be approved by a majority of the outstanding shares of the Company.


Q. WHY IS THE COMPANY BEING REORGANIZED INTO A DELAWARE BUSINESS TRUST?


    A:Currently, the Company is organized as a Maryland corporation. As a Delaware business trust, the Company will have a greater amount of flexibility to conduct its business and will not pay Illinois franchise taxes applicable to foreign corporations. Except for any changes approved by shareholders at this meeting, the reorganization itself would not change your Fund's investment objective or policies. The change to a Delaware business trust will neither cause changes to the Company's directors, officers, investment adviser, or auditors, nor the Company's current contracts, including the Company's contract with its investment adviser.


Q. HOW WOULD THE CHANGE IN THE FUND'S INVESTMENT OBJECTIVE AFFECT ME AS A FUND SHAREHOLDER?

    A:The proposed change to the investment objective of the Fund is not intended to alter the way in which the Fund is managed. The purpose of the proposed objective is to clarify and more concisely describe the Fund's goal.

Q. WHY ARE THE FUND'S "FUNDAMENTAL RESTRICTIONS" BEING CHANGED?


    A:Every mutual fund has certain investment restrictions that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment restrictions. Certain of these restrictions were



GF 09300 11 05
      adopted to reflect regulatory, business, or industry conditions that no longer exist or are no longer necessary. Adopting a revised standardized list of fundamental restrictions across all Funds will help provide operational efficiencies and make it easier to monitor compliance with these restrictions. In addition, converting the remaining fundamental restrictions to nonfundamental restrictions will allow the Board to analyze and approve changes to the Fund's investment restrictions without additional shareholder approval, which will further the goal of standardizing investment restrictions and will avoid costs associated with future shareholder meetings.

Q. WHAT IS THE RULE 12B-1 DISTRIBUTION PLAN I AM BEING ASKED TO APPROVE?


    A:Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 provides the conditions pursuant to which a mutual fund may bear the expenses of distributing its shares. Under the Rule 12b-1 Distribution Plan (the "Distribution Plan"), the Class N shares of the Growth Fund will be charged a shareholder/distribution services fee computed at the annual rate of 0.25% of the average daily net assets attributable to the Class N shares of the Fund. The Fund's Distributor, William Blair & Company, L.L.C. will receive this fee and may use it to pay various broker/dealers for shareholder service and distribution expenses.



Q. WHY IS THE FUND INTRODUCING A DISTRIBUTION PLAN FOR CLASS N SHARES?



    A:Class N shares of the Fund have been purchased by the general public through certain broker/dealers and service agents, as opposed to Class I shares which have been purchased by clients of William Blair & Company. The cost of distributing the Fund and providing shareholder services for Class N shareholders is significantly higher than the cost of distributing Class I shares.



      Class N shareholders, through their service agents, are being provided with a wide range of value-added services, such as the convenience of receiving a single account statement for funds from different mutual fund companies, 24-hour access to websites, telephone assistance, and newsletters. The Board of Directors of the Fund has determined that these services are likely to benefit the Class N shareholders of the Fund, and recommended that shareholders approve the Distribution Plan.


Q. WILL THE EXPENSE RATIO OF THE CLASS N SHARES INCREASE BECAUSE OF THE INTRODUCTION OF THE DISTRIBUTION PLAN?


    A:Yes. The expense ratio will increase by 0.25% annually. Fund management believes this is a reasonable fee increase, given the level of services being provided to Class N shareholders.


Q. WILL THE EXPENSE RATIO OF THE CLASS N SHARES STILL BE COMPETITIVE RELATIVE TO OTHER SIMILAR MUTUAL FUNDS?


    A:Yes. The Class N shares of the Growth Fund currently have an expense ratio of 0.84%. After introducing the Distribution Plan, the Fund's expense could increase to 1.09%. This compares to a median expense ratio of 1.15% for the 157 no-load Mid-Cap Growth Funds listed by Morningstar, Inc. as of August 31, 1999.


Q. HOW DO I VOTE MY SHARES?

    A:You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. You may also vote by telephone or by facsimile as described below in the Proxy Statement. If we do not receive your proxy card, an employee of William Blair & Company, L.L.C., the Company's adviser and distributor, or the Company's agent, D.F. King & Co., Inc., may contact you to request that you cast your vote.

Q. WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

    A:Call the Company's agent's toll-free number: 1-800-769-5414.

Q. I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?


    A:Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to mail proxies again--a costly proposition for your Fund!



GF 09300 11 05

Q. WHO GETS TO VOTE?

    A:Any person who owned shares of a Fund on the "record date," which was October 1, 1999, gets to vote--even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Fund share owned on the record date.

Q. HOW CAN I VOTE?

    A:You can vote in any one of four ways:

       - By telephone, with a toll-free call to the number listed on your proxy card.

       - By mail, with the enclosed ballot.

       - In person at the meeting.

       - By facsimile at (212) 269-2796.

Q. HOW DO THE MEMBERS OF THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

    A:After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.


GF 09300 11 05

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                     IMPORTANT INFORMATION FOR SHAREHOLDERS
                     OF THE FOLLOWING WILLIAM BLAIR FUNDS:
                             INCOME FUND -- CLASS N

William Blair Mutual Funds, Inc. (the "Company") will hold a special meeting of shareholders on November 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide on the issues.

TIME IS OF THE ESSENCE . . . YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! EVEN IF YOU WANT TO VOTE FOR ALL THE ITEMS, BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO HELP THE COMPANY AVOID THE NECESSARY AND ADDITIONAL EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM


Not all issues contained in the Proxy Statement pertain to all shareholders. THE Q&A BELOW SUMMARIZES THE ISSUES WHICH REQUIRE A VOTE BY THE SHAREHOLDERS OF THE CLASS N SHARES OF THE INCOME FUND.


Q. WHY AM I BEING ASKED TO VOTE?

    A: Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

Q. WHAT ISSUES AM I BEING ASKED TO VOTE ON?

    A: The proposals include: (1) the reorganization of the Company from a Maryland corporation into a Delaware business trust (including an amendment to the Company's Articles of Incorporation to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company); (2) changes to the investment objective of the Fund; (3) the approval of standardized fundamental investment restrictions for the Fund; and (4) approval of a Rule 12b-1 distribution plan for Class N shares. In addition, you will be asked to elect directors of the Company and to ratify the selection of independent auditors.

Q. WHY ARE THE COMPANY'S ARTICLES OF INCORPORATION BEING AMENDED?


    A: Under Maryland law, certain actions, including a reorganization, require approval of a "super-majority" of shareholders (i.e., a greater proportion than a majority of the outstanding shares of the Company). Maryland law, however, provides that a corporation's articles of incorporation may provide for a lesser vote for such actions as long as the vote is not lower than a majority of the corporation's outstanding shares. The Company's current Articles of Incorporation do not have such a provision. The amendment to the Articles of Incorporation will permit certain actions, including the approval of the reorganization, to be approved by a majority of the outstanding shares of the Company.


Q. WHY IS THE COMPANY BEING REORGANIZED INTO A DELAWARE BUSINESS TRUST?


    A: Currently, the Company is organized as a Maryland corporation. As a Delaware business trust, the Company will have a greater amount of flexibility to conduct its business and will not pay Illinois franchise taxes applicable to foreign corporations. Except for any changes approved by shareholders at this meeting, the reorganization itself would not change your Fund's investment objective or policies. The change to a Delaware business trust will neither cause changes to the Company's directors, officers, investment adviser, or auditors, nor the Company's current contracts, including the Company's contract with its investment adviser.


Q: HOW WOULD THE CHANGE IN A FUND'S INVESTMENT OBJECTIVE AFFECT ME AS A FUND SHAREHOLDER?

    A: The proposed change to the investment objective of the Fund is not intended to alter the way in which the Fund is managed. The purpose of the proposed objective is to clarify and more concisely describe the Fund's goal.

Q: WHY ARE THE FUND'S "FUNDAMENTAL RESTRICTIONS" BEING CHANGED?


    A: Every mutual fund has certain investment restrictions that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment restrictions. Certain of these restrictions were



IF 09300 12 04
       adopted to reflect regulatory, business, or industry conditions that no longer exist or are no longer necessary. Adopting a revised standardized list of fundamental restrictions across all Funds will help provide operational efficiencies and make it easier to monitor compliance with these restrictions. In addition, converting the remaining fundamental restrictions to nonfundamental restrictions will allow the Board to analyze and approve changes to the Fund's investment restrictions without additional shareholder approval, which will further the goal of standardizing investment restrictions and will avoid costs associated with future shareholder meetings.

Q: WHAT IS THE RULE 12b-1 DISTRIBUTION PLAN I AM BEING ASKED TO APPROVE?


    A: Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 provides the conditions pursuant to which a mutual fund may bear the expenses of distributing its shares. Under the Rule 12b-1 Distribution Plan (the "Distribution Plan"), the Class N shares of the Income Fund will be charged a shareholder/distribution services fee computed at the annual rate of 0.15% of the average daily net assets attributable to the Class N shares of the Fund. The Fund's Distributor, William Blair & Company, L.L.C. will receive this fee and may use it to pay various broker/dealers for shareholder service and distribution expenses.



Q. WHY IS THE FUND INTRODUCING A DISTRIBUTION PLAN FOR CLASS N SHARES?



    A:Class N shares of the Fund have been purchased by the general public through certain broker/dealers and service agents, as opposed to Class I shares which have been purchased by clients of William Blair & Company. The cost of distributing the Fund and providing shareholder services for Class N shareholders is significantly higher than the cost of distributing Class I shares.



      Class N shareholders, through their service agents, are being provided with a wide range of value-added services, such as the convenience of receiving a single account statement for funds from different mutual fund companies, 24-hour access to websites, telephone assistance, and newsletters. The Board of Directors of the Fund has determined that these services are likely to benefit the Class N shareholders of the Fund, and recommended that shareholders approve the Distribution Plan.


Q: WILL THE EXPENSE RATIO OF THE CLASS N SHARES INCREASE BECAUSE OF THE
   INTRODUCTION OF THE DISTRIBUTION PLAN?


    A: Yes. The expense ratio of the Income Fund Class N shares will increase by 0.15% annually. Fund Management believes this is a reasonable fee increase, given the level of services being provided to Class N shareholders.


Q: HOW DO I VOTE MY SHARES?

    A: You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. You may also vote by telephone or by facsimile as described below in the Proxy Statement. If we do not receive your proxy card, an employee of William Blair & Company, L.L.C., the Company's adviser and distributor, or the Company's agent, D.F. King & Co., Inc., may contact you to request that you cast your vote.

Q: WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

    A: Call the Company's agent's toll-free number: 1-800-769-5414.

Q: I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?


    A: Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to mail proxies again--a costly proposition for your Fund!


Q: WHO GETS TO VOTE?

    A: Any person who owned shares of a Fund on the "record date," which was October 1, 1999, gets to vote--even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Fund share owned on the record date.


IF 09300 12 04

Q: HOW CAN I VOTE?

    A: You can vote in any one of four ways:

       - By telephone, with a toll-free call to the number listed on your proxy card.

       - By mail, with the enclosed ballot.

       - In person at the meeting.

       - By facsimile at (212) 269-2796.

Q: HOW DO THE MEMBERS OF THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

    A: After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.


IF 09300 12 04

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                     IMPORTANT INFORMATION FOR SHAREHOLDERS
                     OF THE FOLLOWING WILLIAM BLAIR FUNDS:

                        VALUE DISCOVERY FUND -- CLASS N

                      INTERNATIONAL GROWTH FUND -- CLASS N
                    EMERGING MARKETS GROWTH FUND -- CLASS N


William Blair Mutual Funds, Inc. (the "Company") will hold a special meeting of shareholders on November 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide on the issues.


TIME IS OF THE ESSENCE...YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! EVEN IF YOU WANT TO VOTE FOR ALL THE ITEMS, BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO HELP THE COMPANY AVOID THE NECESSARY AND ADDITIONAL EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM


Not all issues contained in the Proxy Statement pertain to all shareholders. THE Q&A BELOW SUMMARIZES THE ISSUES WHICH REQUIRE A VOTE BY THE SHAREHOLDERS OF THE CLASS N SHARES OF THE INTERNATIONAL GROWTH FUND, THE EMERGING MARKETS GROWTH FUND, AND THE VALUE DISCOVERY FUND.


Q. WHY AM I BEING ASKED TO VOTE?

    A: Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

Q. WHAT ISSUES AM I BEING ASKED TO VOTE ON?

    A: The proposals include: (1) the reorganization of the Company from a Maryland corporation into a Delaware business trust (including an amendment to the Company's Articles of Incorporation to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company); (2) changes to the investment objectives of the International Growth Fund; (3) the approval of standardized fundamental investment restrictions for each Fund; and
       (4) approval of a Rule 12b-1 distribution plan for Class N shares. In addition, you will be asked to elect directors of the Company and to ratify the selection of independent auditors.

Q. WHY ARE THE COMPANY'S ARTICLES OF INCORPORATION BEING AMENDED?


    A: Under Maryland law, certain actions, including a reorganization, require approval of a "super-majority" of shareholders (i.e., a greater proportion than a majority of the outstanding shares of the Company). Maryland law, however, provides that a corporation's articles of incorporation may provide for a lesser vote for such actions as long as the vote is not lower than a majority of the corporation's outstanding shares. The Company's current Articles of Incorporation do not have such a provision. The amendment to the Articles of Incorporation will permit certain actions, including the approval of the reorganization, to be approved by a majority of the outstanding shares of the Company.


Q. WHY IS THE COMPANY BEING REORGANIZED INTO A DELAWARE BUSINESS TRUST?


    A: Currently, the Company is organized as a Maryland corporation. As a Delaware business trust, the Company will have a greater amount of flexibility to conduct its business and will not pay Illinois franchise taxes applicable to foreign corporations. Except for any changes approved by shareholders at this meeting, the reorganization itself would not change your Fund's investment objective or policies. The change to a Delaware business trust will neither cause changes to the Company's directors, officers, investment adviser, or auditors, nor the Company's current contracts, including the Company's contract with its investment adviser.



IGFN; EMGFN; VDFN

Q. HOW WOULD THE CHANGE IN THE INTERNATIONAL GROWTH FUND'S INVESTMENT OBJECTIVE AFFECT ME AS A FUND SHAREHOLDER?

    A: The proposed change to the investment objective of the International
       Growth Fund is not intended to alter the way in which the Fund is managed. The purpose of the proposed objective is to clarify and more concisely describe the Fund's goal.

Q. WHY ARE THE FUNDS' "FUNDAMENTAL RESTRICTIONS" BEING CHANGED?


    A: Every mutual fund has certain investment restrictions that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment restrictions. Certain of these restrictions were adopted to reflect regulatory, business, or industry conditions that no longer exist or are no longer necessary. Adopting a revised standardized list of fundamental restrictions across all Funds will help provide operational efficiencies and make it easier to monitor compliance with these restrictions. In addition, converting the remaining fundamental restrictions to nonfundamental restrictions will allow the Board to analyze and approve changes to each Fund's investment restrictions without additional shareholder approval, which will further the goal of standardizing investment restrictions and will avoid costs associated with future shareholder meetings.


Q. WHAT IS THE RULE 12b-1 Distribution Plan I am being asked to approve?


    A: Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 provides the conditions pursuant to which a mutual fund may bear the expenses of distributing its shares. Under the Rule 12b-1 Distribution Plan (the "Distribution Plan"), the Class N shares of each Fund will be charged a shareholder/distribution services fee computed at the annual rate of 0.25% of the average daily net assets attributable to the Class N shares of the Fund. The Fund's Distributor, William Blair & Company, L.L.C. will receive this fee and may use it to pay various broker/dealers for shareholder service and distribution expenses.



Q. WHY IS THE FUND INTRODUCING A DISTRIBUTION PLAN FOR CLASS N SHARES?



    A:Class N shares of the Fund have been purchased by the general public through certain broker/dealers and service agents, as opposed to Class I shares which have been purchased by clients of William Blair & Company. The cost of distributing the Fund and providing shareholder services for Class N shareholders is significantly higher than the cost of distributing Class I shares.



      Class N shareholders, through their service agents, are being provided with a wide range of value-added services, such as the convenience of receiving a single account statement for funds from different mutual fund companies, 24-hour access to websites, telephone assistance, and newsletters. The Board of Directors of the Fund has determined that these services are likely to benefit the Class N shareholders of the Fund, and recommended that shareholders approve the Distribution Plan.


Q. WILL THE EXPENSE RATIO OF THE CLASS N SHARES INCREASE BECAUSE OF THE INTRODUCTION OF THE DISTRIBUTION PLAN?


    A: Yes. The expense ratio for each Fund will increase by 0.25% annually.
       Fund management believes this is a reasonable fee increase, given the level of services being provided to Class N shareholders.


Q. HOW DO I VOTE MY SHARES?

    A: You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. You may also vote by telephone or by facsimile as described below in the Proxy Statement. If we do not receive your proxy card, an employee of William Blair & Company, L.L.C., the Company's adviser and distributor, or the Company's agent, D.F. King & Co., Inc., may contact you to request that you cast your vote.

Q. WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

    A: Call the Company's agent's toll-free number: 1-800-769-5414.


IGFN; EMGFN; VDFN

Q. I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?


    A: Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to mail proxies again--a costly proposition for your Fund!


Q. WHO GETS TO VOTE?

    A: Any person who owned shares of a Fund on the "record date," which was October 1, 1999, gets to vote--even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Fund share owned on the record date.

Q. HOW CAN I VOTE?

    A: You can vote in any one of four ways:

       - By telephone, with a toll-free call to the number listed on your proxy card.

       - By mail, with the enclosed ballot.

       - In person at the meeting.

       - By facsimile at (212) 269-2796.

Q. HOW DO THE MEMBERS OF THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

    A: After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.


IGFN; EMGFN; VDFN

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                     IMPORTANT INFORMATION FOR SHAREHOLDERS
                     OF THE FOLLOWING WILLIAM BLAIR FUNDS:
                             GROWTH FUND -- CLASS I

                        VALUE DISCOVERY FUND -- CLASS I

                      INTERNATIONAL GROWTH FUND -- CLASS I
                    EMERGING MARKETS GROWTH FUND -- CLASS I

                             INCOME FUND -- CLASS I


William Blair Mutual Funds, Inc. (the "Company") will hold a special meeting of shareholders on November 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide on the issues.

TIME IS OF THE ESSENCE...YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! EVEN IF YOU WANT TO VOTE FOR ALL THE ITEMS, BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO HELP THE COMPANY AVOID THE NECESSARY AND ADDITIONAL EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM.


Not all issues contained in the Proxy Statement pertain to all shareholders. THE Q&A BELOW SUMMARIZES THE ISSUES WHICH REQUIRE A VOTE BY THE SHAREHOLDERS OF THE CLASS I SHARES OF THE WILLIAM BLAIR MUTUAL FUNDS.


Q. WHY AM I BEING ASKED TO VOTE?

    A:Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

Q. WHAT ISSUES AM I BEING ASKED TO VOTE ON?

    A:The proposals include: (1) the reorganization of the Company from a Maryland corporation into a Delaware business trust (including an amendment to the Company's Articles of Incorporation to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company); (2) changes to the investment objectives of certain Funds; and (3) the approval of standardized fundamental investment restrictions for the Funds. In addition, you will be asked to elect directors of the Company and to ratify the selection of independent auditors.

Q. WHY ARE THE COMPANY'S ARTICLES OF INCORPORATION BEING AMENDED?


    A:Under Maryland law, certain actions, including a reorganization, require approval of a "super-majority" of shareholders (i.e., a greater proportion than a majority of the outstanding shares of the Company). Maryland law, however, provides that a corporation's articles of incorporation may provide for a lesser vote for such actions as long as the vote is not lower than a majority of the corporation's outstanding shares. The Company's current Articles of Incorporation do not have such a provision. The amendment to the Articles of Incorporation will permit certain actions, including the approval of the reorganization, to be approved by a majority of the outstanding shares of the Company.


Q. WHY IS THE COMPANY BEING REORGANIZED INTO A DELAWARE BUSINESS TRUST?


    A: Currently, the Company is organized as a Maryland corporation. As a Delaware business trust, the Company will have a greater amount of flexibility to conduct its business and will not pay Illinois franchise taxes applicable to foreign corporations. Except for any changes approved by shareholders at this meeting, the reorganization itself would not change your Fund's investment objective or policies. The change to a Delaware business trust will neither cause changes to the Company's directors, officers, investment adviser, or auditors, nor the Company's current contracts, including the Company's contract with its investment adviser.



GFI; IGFI; EMGFI; VDI; IFI

Q. HOW WOULD THE CHANGE IN A FUND'S INVESTMENT OBJECTIVE AFFECT ME AS A FUND SHAREHOLDER?

    A: The proposed changes to the investment objectives of the William Blair
       Growth Fund, the William Blair International Growth Fund and the William Blair Income Fund is not intended to alter the way in which the Funds are managed. The purpose of the proposed objectives is to clarify and more concisely describe each Fund's goal.

Q. WHY ARE THE FUND'S "FUNDAMENTAL RESTRICTIONS" BEING CHANGED?


    A: Every mutual fund has certain investment restrictions that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment restrictions. Certain of these restrictions were adopted to reflect regulatory, business, or industry conditions that no longer exist or are no longer necessary. Adopting a revised standardized list of fundamental restrictions across all Funds will help provide operational efficiencies and make it easier to monitor compliance with these restrictions. In addition, converting the remaining fundamental restrictions to nonfundamental restrictions will allow the Board to analyze and approve changes to each Fund's investment restrictions without additional shareholder approval, which will further the goal of standardizing investment restrictions and will avoid costs associated with future shareholder meetings.


Q. WHAT IS THE RULE 12b-1 Distribution Plan which the shareholders of Class N shares are being asked to approve? [Note: Class I shareholders are not entitled to vote on this issue. The summary below is provided for information purposes only.]


    A: Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 provides the conditions pursuant to which a mutual fund may bear the expenses of distributing its shares. Under the Rule 12b-1 Distribution Plan (the "Distribution Plan"), the Class N shares of each Fund will be charged a shareholder/distribution services fee computed at the annual rate of 0.25% (0.15% for the Income Fund) of the average daily net assets attributable to the Class N shares of the Fund. The Fund's Distributor, William Blair & Company, L.L.C. will receive this fee and may use it to pay various broker/dealers for shareholder service and distribution expenses.



Q. WHY IS THE FUND INTRODUCING A DISTRIBUTION PLAN FOR CLASS N SHARES?



    A:Class N shares of the Fund have been purchased by the general public through certain broker/dealers and service agents, as opposed to Class I shares which have been purchased by clients of William Blair & Company. The cost of distributing the Fund and providing shareholder services for Class N shareholders is significantly higher than the cost of distributing Class I shares.



      Class N shareholders, through their service agents, are being provided with a wide range of value-added services, such as the convenience of receiving a single account statement for funds from different mutual fund companies, 24-hour access to websites, telephone assistance, and newsletters. The Board of Directors of the Fund has determined that these services are likely to benefit the Class N shareholders of the Fund, and recommended that shareholders approve the Distribution Plan.


Q. WILL THE EXPENSE RATIO OF THE CLASS I SHARES BE AFFECTED BY THE INTRODUCTION OF THE DISTRIBUTION PLAN FOR CLASS N SHARES?

    A: No. The expense ratio of Class I shares will not be affected by the Distribution Plan, which applies to Class N shares only.

Q. HOW DO I VOTE MY SHARES?

    A: You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. You may also vote by telephone or by facsimile as described below in the Proxy Statement. If we do not receive your proxy card, an employee of William Blair & Company, L.L.C., the Company's adviser and distributor, or the Company's agent, D.F. King & Co., Inc., may contact you to request that you cast your vote.

Q. WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

    A: Call the Company's agent's toll-free number: 1-800-769-5414.


GFI; IGFI; EMGFI; VDI; IFI

Q. I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?


    A: Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to mail proxies again--a costly proposition for your Fund!


Q. WHO GETS TO VOTE?

    A: Any person who owned shares of a Fund on the "record date," which was October 1, 1999, gets to vote--even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Fund share owned on the record date.

Q. HOW CAN I VOTE?

    A: You can vote in any one of four ways:

       - By telephone, with a toll-free call to the number listed on your proxy card.

       - By mail, with the enclosed ballot.

       - In person at the meeting.

       - By facsimile at (212) 269-2796.

Q. HOW DO THE MEMBERS OF THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

    A: After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.


GFI; IGFI; EMGFI; VDI; IFI

                                PROXY STATEMENT

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                           WILLIAM BLAIR GROWTH FUND
                       WILLIAM BLAIR VALUE DISCOVERY FUND
                    WILLIAM BLAIR INTERNATIONAL GROWTH FUND
                   WILLIAM BLAIR EMERGING MARKETS GROWTH FUND
                           WILLIAM BLAIR INCOME FUND
                       WILLIAM BLAIR READY RESERVES FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999


                                                                October 11, 1999


To the Shareholders:

     You are invited to attend a special meeting of the shareholders of William Blair Mutual Funds, Inc. (the "Company") to be held in the 13th floor conference room of William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, at 9:00 a.m. (Central time), on November 30, 1999, for the following purposes and to transact such other business, if any, as may properly come before the meeting:


          (1) To elect seven (7) Directors to the Board of the Company.


          (2) To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the current fiscal year.

          (3) To approve a proposal to reorganize the Company into a Delaware business trust.

             (a) To approve an amendment to the Articles of Incorporation of the Company to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company.

             (b) To approve an Agreement and Plan of Reorganization pursuant to which the Company will be reorganized into a Delaware business trust.

          (4) To approve new investment objectives for the William Blair Growth Fund, the William Blair International Growth Fund, the William Blair Income Fund, and the William Blair Ready Reserves Fund only.

          (5) To approve standardized fundamental investment restrictions for each of the William Blair Growth Fund, William Blair Value Discovery Fund, William Blair International Growth Fund, William Blair Emerging Markets Growth Fund, William Blair Income Fund, and William Blair Ready Reserves Fund (each a "Fund", or collectively, the "Funds") and to reclassifying the remaining fundamental restrictions as nonfundamental.

             (a) To adopt a new fundamental investment restriction concerning the concentration of the Fund's investments in the same industry.

             (b) To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

             (c) To adopt a new fundamental investment restriction concerning underwriting securities.

             (d) To adopt a new fundamental investment restriction concerning investments in real estate.

             (e) To adopt a new fundamental investment restriction concerning investments in commodities.

             (f) To adopt a new fundamental investment restriction concerning lending by the Fund.

             (g) To reclassify all remaining fundamental investment restrictions as nonfundamental.

          (6) To approve a Rule 12b-1 distribution plan with William Blair & Company, L.L.C. for Class N shares of each Fund.

          (7) To approve an Amended Management Agreement for the Ready Reserves Fund only.

          (8) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed October 1, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                            By Order of the Board of Directors
                                            Marco Hanig
                                            President

SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. Toll free number 1-800-769-5414.

                                PROXY STATEMENT


                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                             222 WEST ADAMS STREET
                            CHICAGO, ILLINOIS 60606


OCTOBER 11, 1999


ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING


     The enclosed proxy is solicited on behalf of the Board of Directors of the Company (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Company to be held on November 30, 1999, in the 13th floor conference room of William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606 at 9:00 a.m. (Central time) (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting"). This proxy statement and the enclosed proxy card are expected to be mailed on or about October 11, 1999.


     Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers and directors of the Company and employees of William Blair & Company, L.L.C. (the "Adviser"), none of whom will receive any additional compensation for such service, and third-party solicitation agents. All costs incurred in connection with the Special Meeting (including the cost of solicitation of proxies) will be paid by the Company. The Company has engaged D.F. King to assist in the solicitation of proxies. It is anticipated that the cost of the proxy solicitation services provided by D.F. King will be $15,000, plus reimbursement of reasonable expenses. As the Meeting date approaches, you may receive a call from a representative of D.F. King who may ask you for authority, by telephone, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above.

     Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Shareholders may also vote by telephone or by facsimile. To vote by telephone, have the proxy card ready and dial 1-800-769-5414. A representative of D.F. King will answer your call. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of a Fund owned, and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to D.F. King by the Company, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator, and within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly. Shareholders who communicate proxies by telephone have the same power and authority to issue, revoke, or otherwise change their voting instructions as currently exists for instructions communicated in written form described below under "Additional
Information -- Quorum and Voting Requirements." Any telephonic voting will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. To vote by facsimile, sign and date the proxy card and send it via facsimile to D.F. King at (212) 269-2796.


     At its meetings on July 20, 1999 and September 8, 1999, the Board, subject to shareholder approval, (i) considered and approved a plan to reorganize the Company into a Delaware business trust, including an amendment to the Company's Articles of Incorporation, (ii) reviewed and approved changes to the investment objectives of the William Blair Growth Fund, the William Blair International Growth Fund, the William Blair Income Fund and the William Blair Ready Reserves Fund, (iii) reviewed and approved changes to the investment policies of the William Blair Growth Fund, the William Blair Value Discovery Fund, the William Blair International Growth Fund, the William Blair Emerging Markets Growth Fund, the William Blair Income Fund and the William Blair Ready Reserves Fund (individually, a "Fund" or collectively, the "Funds"), and (iv) considered and approved a Rule 12b-1 distribution plan for Class N shares of each Fund. The Board also called the Special Meeting for the other purposes set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. Shareholders of record at the close of business on October 1, 1999 (the "Record Date"). On the Record Date, the Company had 1,158,502,147 outstanding shares of which 10,335,949 and 28,525,305 were Class N and Class I shares, respectively, of the William Blair Growth Fund, 179,937 and 3,482,711 were Class N and Class I shares, respectively, of the William Blair Value Discovery Fund, 1,031,261 and 9,445,367 were Class N and Class I shares, respectively, of the William Blair International Growth Fund, 4,866 and 496,168 were Class N and Class I shares, respectively, of the William Blair

Emerging Markets Growth Fund, 1,504,136 and 16,640,073 were Class N and Class I shares, respectively, of the William Blair Income Fund, and 1,086,856,374 were Class N shares of the William Blair Ready Reserves Fund.


     Each share is entitled to one vote on each of the matters submitted to a vote at the Meeting. The shares of all the Funds shall vote together as a single class on all proposals, except on the proposals to approve new investment objectives and to approve the proposed changes to the Funds' fundamental policies on which each Fund will vote separately, and to approve the Rule 12b-1 distribution plan, on which only the Class N shares of each Fund will vote separately. On the proposal to approve an amended management agreement, only shareholders of the Ready Reserves Fund, voting together as a single class, are entitled to vote.

     The Company's principal executive offices are located at 222 West Adams Street, Chicago, Illinois 60606. The Company's toll-free telephone number is 1-800-742-7272. The Company's Annual Report, which includes audited financial statements for the fiscal year ended December 31, 1998, and Semi-annual Report for the period ended June 30, 1999 were previously mailed to shareholders. ANY SHAREHOLDER WISHING TO RECEIVE ANOTHER COPY OF THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WITHOUT CHARGE SHOULD CONTACT THE COMPANY AT 222 WEST ADAMS STREET, CHICAGO, ILLINOIS 60606 OR CALL THE COMPANY'S TOLL-FREE TELEPHONE NUMBER:
1-800-742-7272.

     The Company has six series: the William Blair Growth Fund, the William Blair Value Discovery Fund, the William Blair International Growth Fund, the William Blair Emerging Markets Growth Fund, the William Blair Income Fund and the William Blair Ready Reserves Fund. The following table indicates by Fund which shareholders are solicited to vote with respect to each item:


----------------------------------------------------------------------------------------------------------------
                                                                INTER-      EMERGING
                                                   VALUE       NATIONAL     MARKETS                    READY
                                      GROWTH     DISCOVERY      GROWTH       GROWTH       INCOME      RESERVES
               ITEM                    FUND         FUND         FUND         FUND         FUND         FUND
----------------------------------------------------------------------------------------------------------------
   1. Election of Directors (all
 Funds voting together as a single
 class)                                 X            X            X            X            X            X
   2. Ratification of auditors
 (all Funds voting together as a
 single class)                          X            X            X            X            X            X
   3. Reorganization into a
 Delaware business trust (all
 Funds voting together as a single
 class)                                 X            X            X            X            X            X
   4. Changes to investment
 objectives (each Fund voting
 separately as a class)                 X                         X                         X            X
   5. Changes to fundamental
 investment policies (each Fund
 voting separately as a class)          X            X            X            X            X            X
   6. Approval of Rule 12b-1
 distribution plan (Class N shares
 of each Fund voting separately as      X            X            X            X            X            X
 a class)                           (Class N)    (Class N)    (Class N)    (Class N)    (Class N)    (Class N)
   7. Approval of Amended
 Management Agreement                                                                                    X


                                    ITEM 1.
                       ELECTION OF DIRECTORS TO THE BOARD


     It is intended that the proxies will be voted for the election as Directors of the nominees described below. Each Director so elected will serve as a Director of the Company until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, or is removed as provided in the organizational documents of the Company. Under the Company's By-laws, no Director will stand for re-election as a Director at any election held after such Director shall have reached 70 years of age and after his successor has been elected and qualified, such Director shall retire. Based upon the Company's Bylaws, Mr. Vernon Armour, a current Director, is not eligible to stand for re-election. Mr. James M. McMullan, also a current

Director, has chosen not to stand for re-election. The Board of Directors and Fund Management wish to express their appreciation to Mr. Armour and Mr. McMullan for their contributions to the Fund. The nominees, other than J. Grant Beadle, Theodore A. Bosler, John P. Kayser, and Robert E. Wood II were last elected to the Board at the April 23, 1996 meeting of the shareholders. Messrs. Beadle and Bosler were appointed to the Board on October 21, 1997. On September 29, 1999, the Board nominated the following slate to stand for election to the
Board: Messrs. Conrad Fischer, J. Grant Beadle, Theodore A. Bosler, John P. Kayser, John B. Schwemm, Robert E. Wood II and Ms. Ann P. McDermott. Messrs. Beadle, Bosler, Kayser and Wood will be standing for election by shareholders for the first time.


     All the nominees listed below have consented to serve as Directors of the Company, if elected. In case any nominee(s) shall be unable or shall fail to act as a Director by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.



    NAME (DATE OF BIRTH), PRINCIPAL
 OCCUPATION AND AFFILIATIONS DURING THE  YEAR FIRST BECAME A        COMMON SHARES BENEFICIALLY OWNED
            PAST FIVE YEARS                   DIRECTOR                  AS OF SEPTEMBER 15, 1999
 Conrad Fischer (4/29/34)*                      1987          Growth Fund - 80,291
   Chairman of the Board and Director                         Value Discovery Fund - 11,187
      of the Company; Principal,                              International Growth Fund - 6,264
      William Blair & Company, L.L.C.;                        Emerging Markets Growth Fund - 5,000
      Trustee Emeritus, Chicago Child                         Income Fund - 76,898
      Care Society, a non-profit                              Ready Reserves Fund - 6,220,299
      organization; Investment
      Committee, Kalamazoo College
 J. Grant Beadle (12/16/32)(1)                  1997          Income Fund - 12,447
   Director of the Company; Retired                           Ready Reserves Fund - 671,563
      Chairman and Chief Executive
      Officer, Union Special
      Corporation, industrial sewing
      machine manufacturer; Retired
      Associate Director, Northwestern
      University Institute for Learning
      Sciences; Oliver Products
      Company, Batts, Inc. and Woodward
      Governor Company
 Theodore A. Bosler (12/2/34)(1)                1997          Ready Reserves Fund - 216,766
   Director of the Company; Retired
      Principal and Vice President,
      Lincoln Capital Management;
      Director, Thresholds, a
      psychiatric recovery center; and
      Institute of Chartered Financial
      Analysts
 John P. Kayser (8/21/48)*                     Nominee        Growth Fund - 37,365
   Director of the Company; Principal,                        Value Discovery Fund - 52,301
      William Blair & Company, L.L.C.;                        International Growth Fund - 40,537
      Director, DuPage Children's                             Emerging Markets Growth Fund - 29,826
      Museum                                                  Income Fund - 4,477
                                                              Ready Reserves Fund - 646,826


    NAME (DATE OF BIRTH), PRINCIPAL
 OCCUPATION AND AFFILIATIONS DURING THE  YEAR FIRST BECAME A        COMMON SHARES BENEFICIALLY OWNED
            PAST FIVE YEARS                   DIRECTOR                  AS OF SEPTEMBER 15, 1999
 Ann P. McDermott (10/24/39)(1)                 1996          Value Discovery Fund - 30,679
   Director of the Company; Trustee,                          International Growth Fund - 9,614
      Rush Presbyterian St. Luke's                            Ready Reserves Fund - 403,337
      Medical Center; Member, Women's
      Board, Rush Presbyterian St.
      Luke's Medical Center; Honorary
      Director, Visiting Nurse
      Association; Director,
      Presbyterian Homes; Member,
      Northwestern University Women's
      Board and University of Chicago
      Women's Board; Director,
      Washington State University
      Foundation
 John B. Schwemm (5/18/34)(1)                   1990          Growth Fund - 6,380
   Director of the Company; Retired                           Value Discovery Fund - 3,620
      Chairman and Chief Executive                            International Growth Fund - 11,502
      Officer, R.R. Donnelley & Sons                          Emerging Markets Growth Fund - 5,000
      Company, printer; Director, USG                         Ready Reserves Fund - 22,602
      Corp., building material products
      company, and Walgreen Co., drug
      store chain
 Robert E. Wood II (5/7/38)                    Nominee
   Director of the Company; Retired
      Executive Vice President, Morgan
      Stanley Dean Witter; Chairman,
      Add-Vision, Inc.;
      Chairman, Micro-Combustion,
      L.L.C.


---------------

 * Interested person of the Company as defined in the Investment Company Act of 1940 ("1940 Act").

(1) Mr. Beadle, Mr. Bosler, Ms. McDermott and Mr. Schwemm employ the Adviser to manage assets that they control.


     The Board has an Audit Committee that is composed of Messrs. Armour, Beadle, Bosler and Schwemm, and Ms. McDermott. The committee met one time during the 1998 fiscal year (December 31, 1998). The committee makes recommendations regarding the selection of independent auditors for the Company, confers with the independent auditors regarding the Company's financial statements, the results of audits and related matters, and performs such other tasks as the Board assigns.



     Effective February 1, 1998, Directors who are not affiliated with the Adviser receive an annual fee of $8,000, plus $3,000 for each meeting attended in person, plus expenses, $1,500 for each meeting attended by telephone, and $3,000 for attendance at each committee meeting held on a different day from a Board meeting. Prior to February 1, 1998, each of the Directors and officers not affiliated with the Adviser received an annual fee of $4,000, plus $2,000 for each meeting attended in person plus expenses. The Directors and officers affiliated with the Adviser received no compensation from the Company. The Board of the Company met five times during its 1998 fiscal year. Each then-current Director who is now standing for election attended 75% or more of the meetings of the Board and any committee meeting (if then a member thereof) held during its 1998 fiscal year.

     The table shows, for each Director entitled to receive compensation from the Company, the aggregate compensation paid or accrued during the Company's 1998 fiscal year.

                                                           PENSION OR
                                                       RETIREMENT BENEFITS   ESTIMATED ANNUAL
                                         AGGREGATE     ACCRUED AS PART OF     BENEFITS UPON        TOTAL
DIRECTOR                                COMPENSATION      FUND EXPENSES         RETIREMENT      COMPENSATION
--------                                ------------   -------------------   ----------------   ------------
J. Grant Beadle.......................    $23,000               0                   0             $23,000
Theodore A. Bosler....................    $23,000               0                   0             $23,000
Ann P. McDermott......................    $23,000               0                   0             $23,000
John B. Schwemm.......................    $21,500               0                   0             $21,500

COMPANY OFFICERS

     Information about the executive officers of the Company, with their respective dates of birth, terms as Company officers, and principal occupations for the past five years, is set forth below.

Rocky Barber (10/20/51), Chief Executive Officer of the Company since 1999, previously the President since 1987. Mr. Barber is a principal of the Adviser, a vice president and Secretary of the LaRabida Hospital Foundation, and formerly President of Stanford Associates.

Marco Hanig (1/10/58), President of the Company since 1999. Mr. Hanig is an associate of the Adviser, and formerly Senior Vice President of First Chicago NBD.

Mark A. Fuller, III (3/11/57), Senior Vice President of the Company since 1993. Mr. Fuller is a principal of the Adviser.

W. George Greig (10/2/52), Senior Vice President of the Company since 1996. Mr. Greig is a principal of the Adviser, former Fund Manager of Provident Capital Management; former Manager of Akamai, a partnership affiliated with Framlington Investment Management Limited; and former Partner of Pilgrim, Baxter & Greig.

Glen Kleczka (10/19/62), Senior Vice President of the Company since 1997. Mr. Kleczka is an associate of the Adviser, formerly Partner, Brinson Partners, and formerly Fund Manager, CNA Financial Corp.

Bentley M. Myer (9/14/46), Senior Vice President of the Company since 1992. Mr. Myer is a principal of the Adviser and director of the Delnor Community Hospital.

James S. Kaplan (10/18/60), Vice President of the Company since 1995. Mr. Kaplan is an associate of the Adviser and former Vice President of First Union Bank.

John P. Kayser (8/21/49), Vice President of the Company since 1994. Mr. Kayser is a principal of the Adviser and director of the DuPage Children's Museum.


Terence M. Sullivan (1/22/44), Vice President and Treasurer of the Company since 1987. Mr. Sullivan is an associate of the Adviser.


Jeffery A. Urbina (3/11/55), Vice President of the Company since 1998. Mr. Urbina is an associate of the Adviser, former Director of Emerging Market Research, and Fund Manager at Van Kampen American Capital.

Sheila M. Johnson (6/10/67), Secretary of the Company since 1999. Ms. Johnson is an administrative assistant of the Adviser.

Janet V. Gassmann (1/20/67), Assistant Secretary of the Company since 1999. Ms. Gassmann is an administrative assistant of the Adviser and formerly an administrative assistant of Shearson Lehman Brothers, Inc.

The officers of the Company are elected by the Board of the Company on an annual basis to serve until their successors are elected and qualified.

SHAREHOLDERS

     As of September 15, 1999, the Directors and officers of the Company as a group owned beneficially 9,913,382 shares, which is less than 1% of the outstanding shares of the Company. As of September 15, 1999, no person is known to the Company to have owned beneficially more than five percent of the shares of the Company, except as shown in Exhibit A.


THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES.

                                    ITEM 2.
                       SELECTION OF INDEPENDENT AUDITORS

     A majority of the Directors who are "noninterested" persons of the Company has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Company for the current fiscal year. This firm has served the Company in this capacity since the Company was organized, and has no direct or indirect financial interest in the Company except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Company is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Special Meeting and will be available to respond to any appropriate questions raised at the Special Meeting, and may make a statement.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

                                    ITEM 3.
                 REORGANIZATION INTO A DELAWARE BUSINESS TRUST

     The Board of Directors has approved a plan to reorganize the Company into a Delaware business trust. THE PURPOSES OF THE REORGANIZATION ARE TO PROVIDE THE COMPANY WITH GREATER FLEXIBILITY TO CONDUCT ITS BUSINESS AND TO AVOID CERTAIN STATE TAXES THAT YOUR FUND PAYS ANNUALLY. We need shareholder approval to proceed with the reorganization plan. You will first be asked to approve an amendment to the Company's Articles of Incorporation to lower the necessary shareholder vote to approve certain actions, including the reorganization. Then you will be asked to approve the Agreement and Plan of Reorganization under which the Company will be reorganized into a Delaware business trust.

                                   ITEM 3(a).
                   AMENDMENT TO THE ARTICLES OF INCORPORATION


     Under Maryland law, certain actions require approval of a "super-majority" of shareholders (i.e. a greater proportion than a majority of the outstanding shares of the Company). Maryland law, however, provides that a corporation's articles of incorporation may provide for a lesser vote for such actions as long as the vote is not lower than a majority of the corporation's outstanding shares. The Company's current Articles of Incorporation do not have such a provision. As a result, under Maryland law and the Company's current Articles of Incorporation, shareholder approval by two-thirds of the outstanding shares of the Company is required to approve a reorganization of the Company.



     At a meeting of the Board of Directors held on September 8, 1999, the Company's Directors approved and recommended shareholders adopt an amendment to the Company's Articles of Incorporation, as follows, to permit approval of the reorganization to be approved by the affirmative vote of a majority of the outstanding shares of the Company:


     The Articles of Incorporation of the Company are hereby amended by adding the following provisions to Article V:

          5.4. Notwithstanding any provision of law requiring action to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the outstanding shares of all classes or of the outstanding shares of a particular class, classes, or subclass(es), as the case may be, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares of such class, classes, or sub-class(es), as the case may be, outstanding and entitled to vote thereupon pursuant to the provisions of these Articles of Incorporation.


     If Item 3(a) is approved, appropriate Articles of Amendment (incorporating the Amendment set forth above) will immediately be filed with the State Department of Assessment and Taxation of Maryland while the Special Meeting is in progress, so that the amendment will be effective with respect to the Company at such time as the reorganization is considered and voted upon. Thus, the amendment will allow the reorganization to be approved by the affirmative vote of a majority, rather than two-thirds, of the outstanding shares of the Company. If shareholders do not approve the amendment, the approval of two-thirds of the outstanding shares of the Company will be necessary to approve the reorganization.



     Approval of the amendment is not contingent upon shareholder approval of the Agreement and Plan of Reorganization. The amendment will become effective upon the filing of Articles of Amendment with the State Department of Assessment and Taxation of Maryland.

                                   ITEM 3(b).
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

     The next few pages of this proxy statement discuss important details of the reorganization plan, including the following:

     - Why we want to reorganize the Company.

     - How we plan to accomplish the reorganization.

     - How the reorganization will affect the Company.

     - How a Delaware business trust compares to the Company's current legal structure.

     - How many shareholder votes we need to approve the reorganization.

WHY WE WANT TO REORGANIZE THE COMPANY


     DELAWARE LAW IS FAVORABLE TO MUTUAL FUNDS. We have proposed to reorganize the Company as a Delaware business trust because that state's business trust law contains provisions that are well-suited to mutual funds. The "move" to Delaware will be largely on paper; your Fund will continue to operate out of Illinois, just as it does now.



     CERTAIN STATE TAXES NO LONGER WILL APPLY TO THE FUND AS A BUSINESS
TRUST. Your Fund currently pays foreign franchise taxes to the State of Illinois. This tax applies to your Fund because it is headquartered in Illinois and is a "foreign" corporation--that is, organized as a corporation under the laws of a different state, Maryland. If your Fund were instead organized in the form of a business trust (as many mutual funds are) it would be exempt from the Illinois foreign franchise tax.


HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION. The Board of Directors has approved a written Agreement and Plan of Reorganization for the Company. This document spells out the terms and conditions that will apply to the Company's reorganization into a Delaware business trust. A copy of the Agreement and Plan of Reorganization is attached as Exhibit B.


     THREE STEPS TO REORGANIZE. In essence, the reorganization will be a three-step process. The first step is already taken: We have established a Delaware business trust especially for the Company. Prior to the reorganization, this trust will issue a single share to the Company. The Company, as sole shareholder of the Delaware business trust, will then take certain actions described below. Second, if this proposal is approved, the Company will transfer all of its assets and liabilities to the trust. As part of this second step, the trust will open an account for each Fund shareholder. The trust will then credit each account with the exact number of full and fractional shares that each shareholder owned in the Company on the reorganization date. And third, we will dissolve the Company's Maryland corporate entity.


     EFFECTIVE AS SOON AS PRACTICABLE. If approved by shareholders, the reorganization will take place as soon as feasible after the Company receives the necessary regulatory approvals and legal opinions. The reorganization is expected to occur on December 15, 1999 or at such other date and time as may be agreed upon by the parties. However, at any time prior to the reorganization, the Board of Directors may decide that it is in the best interest of the Company and its shareholders not to go forward with this project. If that happens, the Company will continue to operate as it is currently organized.

HOW THE REORGANIZATION WILL AFFECT THE COMPANY


     THE COMPANY'S INVESTMENT OBJECTIVES, POLICIES, INVESTMENT ADVISER, AND FISCAL YEAR WILL STAY THE SAME (EXCEPT FOR ANY CHANGES APPROVED BY SHAREHOLDERS UNDER ITEMS 4 AND 5). The reorganization will not change any of these. That said, we are asking shareholders to waive temporarily any existing investment restrictions that would otherwise prohibit the reorganization. (For instance, several of the Funds are prohibited from acquiring control of any company. As part of the reorganization, however, the Company would be acquiring control of the newly formed trust.) Your vote in favor of the reorganization will operate as a temporary waiver of any such restrictions.


     THE REORGANIZATION WILL HAVE NO IMPACT ON THE COMPANY'S SHARE PRICE. On the day of the reorganization, the newly formed trust's share price will be the same as that of the Company. The reorganization will not cause the Company's share price to go up or down, and you will own the same number of shares. Any declared but undistributed dividends or capital gains for the Company will carry over in the reorganization.

     THE DIRECTORS ELECTED AT THIS MEETING BY SHAREHOLDERS WILL CONTINUE AS TRUSTEES FOLLOWING THE REORGANIZATION. Federal securities laws require that at least one-half of the Company's Directors be elected by shareholders. While the Company meets this standard now, that technically will not be true once it reorganizes as a trust. Rather than call another shareholder meeting to vote on Trustees after the reorganization, we will treat shareholder approval of this proposal as authorization to elect the Company's then-current Board members to the same positions with the trust. This approach will avoid the considerable expense of printing, mailing, and tabulating more proxies after the reorganization.


     THE COMPANY'S EXISTING INDEPENDENT AUDITORS WILL CONTINUE. Subject to shareholder ratification of the Company's existing independent auditors in Item 2, Ernst & Young LLP will continue to audit and certify the Funds' financial statements. Ernst & Young LLP will continue to review the Funds' annual reports to Shareholders and their filings with the U.S. Securities and Exchange Commission. Neither Ernst & Young LLP nor any of its partners have any direct or material indirect financial interest in the Company or the trust.



     THE TRUST WILL ENTER INTO A NEW MANAGEMENT AGREEMENT WITH THE CURRENT ADVISER ON SUBSTANTIALLY THE SAME TERMS AS THE CURRENT MANAGEMENT AGREEMENT WITH THE COMPANY, EXCEPT AS MAY BE AMENDED FOR THE READY RESERVES FUND, AS DESCRIBED IN ITEM 7 BELOW. We will treat shareholder approval of the reorganization as authorization for the Company, as sole shareholder of the trust, to approve a restated Management Agreement between the Company's current investment adviser, William Blair & Company, L.L.C., and the new Delaware business trust on substantially the same terms as the current Management Agreement(s) with the Company including, if approved by shareholders of the Ready Reserves Fund, the amendment to the Management Agreement for the Ready Reserves Fund, as described in Item 7 below.


     THE REORGANIZATION IS CONDITIONED ON TAX-FREE TREATMENT AT THE FEDERAL LEVEL. We fully expect that the reorganization will have no federal income tax consequences for you or the Company. We will not proceed with the reorganization until this matter is confirmed by an opinion of counsel. Following the reorganization, from a tax standpoint, the adjusted basis of your Fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure.


     THE COMPANY WILL STOP ISSUING SHARE CERTIFICATES AND WILL CONVERT OUTSTANDING SHARE CERTIFICATES TO RECORD ENTRY FORM. In today's financial world, very few investors hold share certificates as physical evidence of their mutual fund investments. Instead, investors' mutual fund holdings are maintained and accounted for as "record entries" on the fund's computer system. The main problems with share certificates are that:


     - They present opportunities for theft, loss, and fraud--and therefore offer less protection to shareholders, rather than more.

     - They are especially inconvenient--you must return your certificates to the fund before your shares can be redeemed or exchanged.

     In light of these concerns and the minimal demand for share certificates, the Company will stop issuing them after the reorganization. In addition, the Company will convert any outstanding share certificates to record entry form. This will not happen automatically; we will arrange conversion details separately with the Company's certificate holders.

HOW THE PROPOSED DELAWARE BUSINESS TRUST COMPARES TO THE COMPANY'S CURRENT LEGAL STRUCTURE


     Federal securities laws have much to say about the way mutual funds operate, but they do not cover every aspect of a mutual fund's existence. State law and each fund's governing documents fill in most of the gaps. The following discussion compares the state law and documents currently governing the Company with the state law and documents that will apply if it reorganizes as a Delaware business trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures, but it provides you with a comparison in certain key areas of a Delaware business trust to a Maryland corporation--the Company's present legal structure. We have attached the proposed Declaration of Trust as Exhibit C for your information.


     SHAREHOLDER LIABILITY. Absent unusual circumstances, shareholders of a fund organized as a Maryland corporation have no personal liability for the Company's obligations. The same is true for shareholders of a fund organized as a Delaware business trust.

     DIRECTOR/TRUSTEE LIABILITY AND INDEMNIFICATION. With a Maryland corporation, Directors cannot be held liable for their activities in that role so long as they perform their duties in good faith, prudently, and in the Company's best interests. The same is generally true for Trustees of a Delaware business trust, if so provided in the Company's governing documents, which your Fund's documents will so provide. Under each legal structure, the Company can indemnify its Directors/Trustees from claims and expenses arising out of their service to the Company--unless, that is, a Director/Trustee has acted improperly in a particular matter. In addition, any such indemnification shall be subject to the requirements and limitations of sec.17(h) of the Investment Company Act of 1940, as amended.

     SHAREHOLDER VOTING RIGHTS AND MEETINGS. Under a fund organized as a Maryland corporation, shareholders' voting rights are based on the number of shares they own. As a Delaware business trust, your fund will continue to utilize a share-based voting rights system. Under both Maryland and Delaware law, a fund is not required to hold an annual meeting of shareholders.



     SHARE CERTIFICATES. If requested, funds organized as Maryland corporations will issue share certificates to their investors. Your Fund's past practice generally has been not to issue share certificates. As a Delaware business trust, a Fund is not required to issue share certificates.



     TERMINATION OF THE COMPANY. As a Maryland corporation, the Company can be terminated by the Trustees upon the affirmation of a majority of all shareholder votes entitled to be cast. As a Delaware business trust, the fund can be terminated by the Trustees at their discretion, with written notice to shareholders.



     REMOVAL OF BOARD MEMBERS. As a Maryland corporation, under its by-laws, Directors could be removed by shareholders at a meeting called for such purpose by vote of a majority of the outstanding shares entitled to vote. As a Delaware corporation, under its Declaration of Trust, Trustees may be removed by (1) the affirmative vote of the holders of two-thirds of the outstanding shares of the trust, with or without cause; (2) the action of two-thirds of the remaining Trustees, with cause (provided the aggregate number of Trustees after giving effect to the removal and appointment made to fill the vacancy created by such removal shall not be less than the number of Trustees required by the Declaration of Trust), or (3) the action of eighty percent of the remaining Trustees, without cause.


THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

                                    ITEM 4.

                TO APPROVE CHANGES IN THE INVESTMENT OBJECTIVES

         OF THE WILLIAM BLAIR GROWTH FUND, WILLIAM BLAIR INTERNATIONAL
                   GROWTH FUND, WILLIAM BLAIR INCOME FUND AND
                       WILLIAM BLAIR READY RESERVES FUND


     The Directors recommend that the shareholders of the William Blair Growth Fund, William Blair International Growth Fund, William Blair Income Fund and the William Blair Ready Reserves Fund vote to replace each Fund's current investment objective, as noted below. The purpose of the proposed objectives is to clarify and more concisely describe each Fund's goal. The proposed change to each Fund's investment objective is not intended to alter the way in which the Fund is managed; however, the Adviser would have greater flexibility to manage the Funds' investments without seeking shareholder approval. Of course, the Adviser would continue to manage the Funds under the supervision of the Board of Directors and in accordance with it's registration statement. If shareholders do not vote to change a Fund's investment objective, the Fund's current objective will remain in place.


     The William Blair Growth Fund's current investment objective states: "The William Blair Growth Fund seeks long-term appreciation of capital by investing in well-managed companies in growing industries."

     The proposed investment objective of the William Blair Growth Fund states:
"The William Blair Growth Fund seeks long-term capital appreciation."

     The William Blair International Growth Fund's current investment objective states: "The William Blair International Growth Fund seeks long-term appreciation of capital through investment in well managed, quality growth companies."

     The proposed investment objective of the William Blair International Growth Fund states: "The William Blair International Growth Fund seeks long-term capital appreciation."

     The William Blair Income Fund's current investment objective states: "The William Blair Income Fund seeks to provide investors with as high a level of current income as is consistent with the preservation of capital by investing primarily in a diversified portfolio of high-grade, intermediate-term debt securities."


     The proposed investment objective of the William Blair Income Fund states:
"The William Blair Income Fund seeks a high level of current income with relative stability of principal."


     The William Blair Ready Reserves Fund's current investment objective states: "The William Blair Ready Reserves Fund seeks to obtain the maximum current income consistent with preservation of capital by investing exclusively in high-quality money market instruments."

     The proposed investment objective of the William Blair Ready Reserves Fund states: "The William Blair Ready Reserves Fund seeks current income, a stable share price and daily liquidity."


THE BOARD RECOMMENDS THAT YOU VOTE FOR THE CHANGES IN THE INVESTMENT OBJECTIVES OF THE WILLIAM BLAIR GROWTH FUND, THE WILLIAM BLAIR INTERNATIONAL GROWTH FUND, THE WILLIAM BLAIR INCOME FUND AND THE WILLIAM BLAIR READY RESERVES FUND.


                                    ITEM 5.
                 TO APPROVE STANDARDIZED FUNDAMENTAL INVESTMENT
                           RESTRICTIONS FOR THE FUNDS
                     (THIS PROPOSAL INVOLVES SEPARATE VOTES
                        ON SUB-ITEMS 5(a) THROUGH 5(g))


     Each Fund is subject to investment restrictions that govern the Fund's investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Funds are permitted to deem other restrictions fundamental, and they may also adopt "nonfundamental" restrictions, which can be changed by the Board of Directors without shareholder approval. Of course, any change in a Fund's investment restrictions, whether fundamental or not, would be approved by the Board and reflected in the Fund's prospectus or other offering documents.


     Unlike investment objectives and policies, which are often different for each Fund, investment restrictions for Funds tend to be the same or similar, because they are based on legal and regulatory requirements, or positions of the staff of the SEC, that apply to all funds. Over the years, however, as new Funds were created or added to the Company, investment restrictions relating to the same activities were expressed in a variety of different ways. Many older Funds are subject to investment restrictions that were adopted in response to regulatory, business, or industry conditions that no longer exist. In addition, a number of Funds adopted fundamental restrictions in response to state laws and regulations that no longer apply because they were preempted by the National Securities Markets Improvement Act of 1996. As a result, a number of fundamental restrictions are no longer required to be fundamental, and some previously required restrictions are no longer required at all.


     The Directors, together with the Company's management and the Adviser, have analyzed the current fundamental investment restrictions of each Fund, and have concluded that six new standardized fundamental investment restrictions should be adopted for each Fund. The proposed investment restrictions relate only to activities that are required under the 1940 Act to be the subject of fundamental policies and restrictions. The proposed investment restrictions are designed to reflect all current regulatory requirements and to provide flexibility in responding to future legal, regulatory, or market changes. Each Fund will interpret its investment restrictions in light of new SEC rules and orders and SEC staff interpretations. Each Fund currently has fundamental investment restrictions that govern the same activities covered by the proposed fundamental investment restrictions, and a number of Funds currently have other fundamental investment restrictions governing additional activities. Management is recommending that the six new standardized fundamental restrictions described below replace each Fund's current investment restrictions relating to the same activities. At this time, Management is also recommending that all current fundamental investment restrictions of each Fund that are not required to be fundamental be reclassified as nonfundamental. If these current fundamental restrictions are made nonfundamental, the Directors would be able to modify or eliminate the current restrictions without the costs or delays associated with a shareholder vote.



     The proposed changes will not affect any Fund's investment objective or subclassification (i.e., open-end and diversified or non-diversified), which will continue to remain a fundamental investment restriction of each Fund. Management has advised the Board that the proposed changes are not currently intended to change the way any Fund is being managed or operated. If, as proposed, certain fundamental investment restrictions are reclassified as nonfundamental, Management intends in the future to recommend that the Board approve certain modifications designed to result in a more modern and standardized list of investment restrictions for the various Funds of the Company. The recommendations by Management will likely involve the modifications or elimination of current restrictions. The Board of Directors will determine separately, for each Fund, whether elimination or modifications of a common investment restriction is appropriate for that Fund.


     Management believes that a modern, standardized list of restrictions will enhance the ability of the Funds to achieve their objectives because the Funds will have greater investment management flexibility to respond to changes in market, industry, or regulatory conditions. In addition, standardized restrictions are expected to enable the Funds to operate more efficiently and to more easily monitor compliance with investment restrictions.

     The six new proposed fundamental investment restrictions are described below within the relevant Sub-Items. In addition, Exhibit D contains a list of the current fundamental investment restrictions for each Fund. The list identifies which of the current fundamental investment restrictions are proposed to be replaced and which are proposed to be reclassified as nonfundamental.


     The Board has voted to adopt each of the proposed standardized fundamental investment restrictions for the Funds, as well as to approve the reclassification of the existing fundamental investment restrictions as nonfundamental, and unanimously recommend that you vote for each of Sub-Items 5(a) through 5(g) for your Fund.

                                 SUB-ITEM 5(a).
               TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION
             CONCERNING THE CONCENTRATION OF THE FUND'S INVESTMENTS
                              IN THE SAME INDUSTRY

     Under the 1940 Act, a Fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. A mutual fund concentrates its investments, for purposes of the SEC, if it invests more than 25% of its "net" assets (exclusive of cash, U.S. government securities and tax-exempt securities) in a particular industry or group of industries.


     The Funds (except Ready Reserves Fund) currently have fundamental investment restrictions prohibiting them from concentrating their investments in the same industry. There are, however, variations in the way that the investment restriction is described in the Funds' offering documents. The Ready Reserves Fund has a fundamental investment restriction that allows the Fund to invest without limit in the domestic banking industry.



     The Board recommends that you approve the standardized fundamental investment restrictions as set forth below. In approving the proposed investment restrictions and concluding that it would recommend the investment restrictions to Fund shareholders, the Directors considered that the proposed investment restrictions will standardize the concentration restrictions for the Funds, and are intended to provide flexibility for the Funds to respond to changes in the SEC staff's position on concentration of investments, or to other relevant legal, regulatory, or market developments without the delay or expense of a shareholder vote.



     PROPOSED CONCENTRATION RESTRICTION (ALL FUNDS EXCEPT READY RESERVES
     FUND): The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax exempt securities.



     This proposed restriction does not limit the Fund's investment in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.



     PROPOSED CONCENTRATION RESTRICTION (READY RESERVES FUND ONLY): The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry; provided however, that the Fund reserves the freedom of action to invest up to 100% of its total assets in securities or instruments issued by domestic banks, which include certificates of deposit, time deposits, bankers' acceptances and repurchase agreements.


                                 SUB-ITEM 5(b).
               TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION
            CONCERNING BORROWING MONEY AND ISSUING SENIOR SECURITIES


     The 1940 Act imposes certain limits on investment companies with respect to borrowing money and issuing senior securities. In general, the limitations are designed for two purposes. For all mutual funds, the limitations are designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund prior to the rights of shareholders. In addition, the limitations are designed to ensure that mutual funds have adequate resources available to meet redemption requests. Under the 1940 Act, a mutual fund's investment restrictions relating to borrowing and senior securities must be fundamental. Borrowing money and issuing senior securities are related activities under the 1940 Act in that, if a mutual fund fails to adhere to the restrictions applicable to borrowing, the fund may be considered to have issued an impermissible senior security.

     The current investment restrictions concerning borrowing and senior securities vary considerably from Fund to Fund and are contained in two separate restrictions. Shareholders of each Fund are being asked to approve a new standardized fundamental restriction that covers both borrowing and senior securities, and which is designed to reflect all current regulatory requirements. The proposed restriction would permit the Funds to borrow or issue senior securities within the limits established under the 1940 Act or under any SEC rule, regulation, or staff interpretation thereof.

     A "senior security" is defined as an obligation of a mutual fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits open-end funds from issuing senior securities in order to limit the ability of investment companies to use leveraging. In general, a mutual fund uses leveraging when it enters into securities transactions with borrowed money, or money to which it has only a temporary entitlement.

     SEC staff interpretations allow open-end funds to engage in a number of types of transactions that might be considered to raise "senior securities" or "leveraging" concerns, so long as the mutual funds meet certain collateral requirements set by the SEC staff that are designed to protect shareholders. For example, some of the transactions that may raise senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements, and securities transactions that obligate the Fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) (to be referred to collectively as "Leveraging-Type Transactions"). Funds that engage in Leveraging-Type Transactions must set aside money or securities or engage in certain offsetting securities transactions, to meet the SEC staff's collateralization requirements.


     Under the 1940 Act, the Fund may not issue senior securities except in compliance with the 1940 Act and may (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than the borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other affiliated funds or other persons to the extent permitted by applicable law. Open-end funds typically borrow money to meet redemptions to avoid being forced to sell portfolio securities before they would have otherwise been sold. This technique allows open-end funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.



     Since the proposed investment restriction would provide greater flexibility for the Growth Fund, International Growth Fund, Income Fund and Ready Reserves Fund to engage in borrowing and to engage in Leveraging-Type Transactions, the Funds may be subject to additional costs and risks. For example, the costs of borrowing can reduce a Fund's total return. Further, upon engaging in Leveraging-Type Transactions, such Funds could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to address such risks.


     The Board recommends that shareholders approve the fundamental investment restriction set forth below for each Fund. The proposed investment restriction will establish a standardized borrowing and senior securities restriction that is appropriate for the Funds and is written to provide flexibility for the Funds to respond to changes in legal, regulatory, or market developments.


     PROPOSED SENIOR SECURITIES AND BORROWING RESTRICTION: The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof may permit.


                                 SUB-ITEM 5(c).
               TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION
                            CONCERNING UNDERWRITING

     Each Fund is currently subject to a fundamental investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. Under the 1940 Act, a fund's policy or restriction relating to underwriting must be fundamental. A person or company is generally considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and reselling the securities to the public. Underwriters are subject to stringent regulatory requirements and often are exposed to substantial liability. Thus, virtually all mutual funds operate in a manner that allows them to avoid acting as underwriters.


     From time to time, a mutual fund may purchase a security for investment purposes, which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. Management believes that the Funds legally would not be considered to be underwriters in these circumstances.

     The Board recommends that shareholders of the Funds approve the standardized fundamental investment restriction regarding underwriting set forth below. The new restriction is proposed for each Fund because it will help to achieve the goal of standardization of the language of the investment restrictions among all Funds.


     PROPOSED UNDERWRITING RESTRICTION: The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.


                                 SUB-ITEM 5(d).
               TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION
                     CONCERNING INVESTMENTS IN REAL ESTATE

     Each Fund currently has a fundamental investment restriction prohibiting the purchase or sale of real estate. Most Funds' restrictions specifically allow the Funds to invest in companies that deal in real estate, or to invest in securities that are secured by real estate. Under the 1940 Act, a fund's policy or restrictions regarding investment in real estate must be fundamental.


     The Board recommends that shareholders of each Fund approve the fundamental investment restriction concerning real estate set forth below. The proposed investment restriction is designed to standardize the language of the real estate restriction among the various Funds. The proposed investment restriction will permit Funds to purchase securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment restriction will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies.



     PROPOSED REAL ESTATE RESTRICTION: The Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.


                                 SUB-ITEM 5(e).
               TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION
                     CONCERNING INVESTMENTS IN COMMODITIES

     The Funds currently are subject to fundamental restrictions prohibiting the purchase or sale of commodities or commodity contracts. Under the 1940 Act, policies and restrictions regarding commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice, and corn. However, under federal law, futures contracts are considered to be commodities, and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices, or interest rates, are considered to be commodities. If a fund buys a financial futures contract, it obtains the right to receive (or, if the fund sells the contract, the Fund is obligated to pay) the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. Mutual funds often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.


     The Board recommends that shareholders approve the fundamental investment restriction concerning commodities set forth below for each Fund. The proposed restriction would standardize the language of the restriction among the various Funds and provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the restriction is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, and, thus may be broader than the current restrictions for the Growth Fund, International Growth Fund, Income Fund and Ready Reserves Fund. Most Funds' current restrictions permit such investments. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager determines that such investments are advisable and such practices are later affirmatively authorized by the Board.



     PROPOSED COMMODITIES RESTRICTION: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments, or investing in securities that are secured by physical commodities.

                                 SUB-ITEM 5(f).
                     TO ADOPT A NEW FUNDAMENTAL INVESTMENT
                   RESTRICTION CONCERNING LENDING BY THE FUND

     Each Fund is currently subject to a fundamental investment restriction limiting its ability to make loans. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could be characterized as the making of loans, most current fundamental restrictions specifically permit such investments. Securities lending is a practice that has become common in the mutual fund industry, and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income.


     The Board recommends that shareholders approve the standardized fundamental investment restriction concerning lending described below for each Fund. The proposed restriction prohibits loans by the Funds except in the circumstances described below in the proposed new policy and, in some cases, would provide more flexibility than the current lending restriction because of the authority to engage in securities lending. Although securities lending involves certain risks if the borrower fails to return the securities, management believes that increased flexibility to engage in securities lending does not materially increase the risk to which the Funds are currently subject. Under current law, the Funds may loan portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets.



     PROPOSED LENDING RESTRICTION: The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.


                                 SUB-ITEM 5(g).
                  TO RECLASSIFY ALL OTHER CURRENT FUNDAMENTAL
                   INVESTMENT RESTRICTIONS AS NONFUNDAMENTAL

     As described in the previous Sub-Items, each Fund has a fundamental investment restrictions governing concentration, borrowing and senior securities, underwriting, real estate, commodities, and lending. Many of the Funds, especially the older Funds, have additional fundamental investment restrictions governing activities that are no longer required to be subject to fundamental investment restrictions. Exhibit D identifies those current fundamental restrictions that are proposed to be reclassified as nonfundamental. After these investment restrictions are made nonfundamental, Fund management and the Directors will analyze and evaluate each Fund's nonfundamental investment restrictions on an individual basis, while considering the particular investment objective and policies of the Fund. Over time, the Funds' nonfundamental investment restrictions may be standardized as appropriate. With the exception of a Fund's classification as a diversified fund for purposes of the 1940 Act, the proposed reclassification of the current investment restrictions as nonfundamental will provide the Board with the authority and ability to make such changes without being required to seek an additional shareholder vote.

     The conversion of investment restrictions no longer required to be fundamental will provide management of the Funds with the flexibility to respond to industry changes.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH FUNDAMENTAL INVESTMENT RESTRICTION AND FOR RECLASSIFYING THE REMAINING RESTRICTIONS AS NONFUNDAMENTAL.

                                    ITEM 6.

        TO APPROVE A RULE 12B-1 DISTRIBUTION PLAN (CLASS N SHARES ONLY)



     On July 20, 1999 and September 8, 1999, the Board established a multiple class structure for the Company, designating shares of each Fund into five sub-classes: Class A, Class B, Class C, Class N and Class I shares (except Ready Reserves Fund for which only Class N and Class I shares were designated). Each Class of shares differs only with respect to sales loads and expenses. Upon conversion to the multiple class structure, existing shareholders of each Fund became Class N shareholders and, certain Class N shareholders who met the eligibility requirements for Class I shares were converted to Class I shares. The conversion to Class N shares as a part of the implementation of the multiple class structure did not result in the imposition of any sales load or any additional expenses. Class N shares are currently no load and are not subject to distribution or shareholder service fees.

     You are being asked to approve a Rule 12b-1 distribution plan for Class N shares. Rule 12b-1 under the 1940 Act (the "Rule") provides, among other things, that a mutual fund may bear the expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. William Blair & Company, L.L.C. (the "Distributor") acts as distributor for the Company's shares and distributes each Fund's Class N shares.

     The Board, including a majority of the "noninterested" Directors, voted to approve the Distribution Plan under the Rule (the "Distribution Plan") for the Class N shares of each Fund. The Board directed that the Distribution Plan be submitted to the Class N shareholders of each Fund at the Special Meeting, along with a recommendation that shareholders approve the Distribution Plan.


     In approving the Distribution Plan, the Board considered the following: the fact that certain Funds will be primarily dependent for sales of their shares on broker/dealers, which cannot be expected to sell Fund shares without compensation; the likelihood that the Plan will stimulate sales of shares of the Company, and assist in increasing the asset base of the Funds in the face of competition from a variety of financial products; the potential advantages to shareholders of the Company of prompt and significant growth of the asset base of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale; the formula pursuant to which the payment of fees under the Plan is determined; the reasonableness of the fees to be paid under the Plan in view of the levels and types of services that the Distributor will provide; the lack of reasonable alternative methods of distribution and payments therefor which would be equally effective; and the fact that any significant increase in the asset value of the Funds will benefit the investment adviser of the Company by increasing the fees payable to it. Having considered the foregoing matters, the Board determined that, on balance, there is reasonable likelihood that the Distribution Plan will benefit the Funds and their respective shareholders.


     A copy of the Distribution Plan for the Class N shares of each Fund is attached as Exhibit E, and this summary is qualified in its entirety by reference to that Exhibit.

     Under the Distribution Plan, the Distributor receives a distribution fee, payable as an expense of the Class N shares, which the Distributor uses to pay for distribution-related services for Class N shares. Under the Distribution Plan, the Funds will pay to the Distributor, at the end of each calendar month, a shareholder/distribution services fee computed at the annual rate of 0.25% of the average daily net assets attributable the Class N shares of each Fund, except the Income Fund and the Ready Reserves Fund.


     For the Income Fund, the shareholder/distribution services fee will be computed at the annual rate of 0.15% of the average daily net assets attributable to the Class N shares of the Income Fund. For the Ready Reserves Fund, the shareholder/distribution services fee will be computed at the annual rate of 0.35% of the average daily net assets attributable to the Class N shares of the Ready Reserves Fund. For the Ready Reserves Fund only, the Adviser has agreed to lower the management fees it receives under the Management Agreement with the Company by 0.35%, contingent upon approval by shareholders of the Ready Reserves Fund of the Distribution Plan. For the Ready Reserves Fund only, approval of the Distribution Plan is contingent upon shareholder approval of the amended management agreement to lower the management fees as described in Item 7 below.



     Annual Fund operating expenses are paid out of each Fund's assets and include fees for portfolio management, distribution services, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders. The table below show the fees currently paid by each Fund's Class N shares and the pro forma fees reflecting the implementation of the proposed Distribution Plan. The Class N shares of the Growth Fund currently have an expense ratio of 0.84%. After introducing the Distribution Plan, the Fund's expense could increase to 1.09%. This compares to a median expense ratio of 1.15% for the 157 no-load Mid-Cap Growth Funds listed by Morningstar, Inc. as of August 31, 1999.



GROWTH FUND



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(1)
                                                           -----------------   ----------------------
Management Fee...........................................         .75%                   .75%
Distribution (12b-1).....................................        None                    .25%
Other Expenses...........................................         .09%                   .09%
                                                                 ----                   ----
          Total Annual Fund Operating Expenses...........         .84%                  1.09%

VALUE DISCOVERY FUND



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(1)
                                                           -----------------   ----------------------
Management Fee...........................................        1.15%                  1.15%
Distribution (12b-1).....................................        None                    .25%
Other Expenses...........................................         .37%                   .37%
                                                                 ----                   ----
          Total Annual Fund Operating Expenses (without
            waiver)(2)...................................        1.52%                  1.77%
Adviser's expense waiver.................................         .13%                   .13%
                                                                 ----                   ----
          Total Annual Operating Expenses (with
            waiver)......................................        1.39%                  1.64%



INTERNATIONAL GROWTH FUND



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(1)
                                                           -----------------   ----------------------
Management Fee...........................................        1.10%                  1.10%
Distribution (12b-1).....................................        None                    .25%
Other Expenses...........................................         .26%                   .26%
                                                                 ----                   ----
          Total Annual Fund Operating Expenses...........        1.36%                  1.61%



EMERGING MARKETS GROWTH FUND



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(1)
                                                           -----------------   ----------------------
Management Fee...........................................        1.40%                  1.40%
Distribution (12b-1).....................................        None                    .25%
Other Expenses...........................................        4.95%                  4.95%
                                                                 ----                   ----
          Total Annual Fund Operating Expenses (without
            waiver)(2)...................................        6.35%                  6.60%
Adviser's expense waiver.................................        4.60%                  4.85%
                                                                 ----                   ----
          Total Annual Operating Expenses (with
            waiver)......................................        1.75%                  2.00%



INCOME FUND



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(1)
                                                           -----------------   ----------------------
Management Fee...........................................         .59%                   .59%
Distribution (12b-1).....................................        None                    .15%
Other Expenses...........................................         .12%                   .12%
                                                                 ----                   ----
          Total Annual Fund Operating Expenses...........         .71%                   .86%



READY RESERVES FUND



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(1)
                                                           -----------------   ----------------------
Management Fee...........................................         .59%                   .24%
Distribution (12b-1).....................................        None                    .35%
Other Expenses...........................................         .10%                   .10%
                                                                 ----                   ----
          Total Annual Fund Operating Expenses...........         .69%                   .69%


---------------


(1) Reflects the shareholder/distribution services fee under the proposed Distribution Plan.



(2) Due to the Adviser contractually waiving fees and absorbing expenses, the Value Discovery Fund's actual total expenses are 1.39% (annualized) and the Emerging Markets Growth Fund's actual total expenses are 1.75% (annualized). The Adviser has agreed to cap the expenses of Class N shares of the Value Discovery Fund and the Emerging Markets Growth Fund at 1.64% and 2.00%, respectively, until April 30, 2000.



(3) Reflects both the shareholder/distribution services fee under the proposed Distribution Plan and the lower management fees under the Amended Management Agreement.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you: invest $10,000 in a Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above.



GROWTH FUND



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(1)
                                                           -----------------   ----------------------
1 Year...................................................       $   86                 $  112
3 Years..................................................          269                    248
5 Years..................................................          468                    604
10 Years.................................................        1,040                  1,334



VALUE DISCOVERY FUND*



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(1)
                                                           -----------------   ----------------------
1 Year...................................................       $  142                 $  168
3 Years..................................................          443                    521
5 Years..................................................          765                    898
10 Years.................................................        1,677                  1,956



INTERNATIONAL GROWTH FUND



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(1)
                                                           -----------------   ----------------------
1 Year...................................................       $  139                 $  165
3 Years..................................................          433                    512
5 Years..................................................          749                    882
10 Years.................................................        1,643                  1,923



EMERGING MARKETS GROWTH FUND*



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(1)
                                                           -----------------   ----------------------
1 Year...................................................       $  179                 $  205
3 Years..................................................          556                    633
5 Years..................................................          956                  1,087
10 Years.................................................        2,476                  2,345



INCOME FUND



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(1)
                                                           -----------------   ----------------------
1 Year...................................................       $   73                 $   88
3 Years..................................................          228                    275
5 Years..................................................          396                    479
10 Years.................................................          885                  1,064



READY RESERVES FUND



                                                           CLASS N (CURRENT)   CLASS N (PRO-FORMA)(2)
                                                           -----------------   ----------------------
1 Year...................................................       $   73                 $   88
3 Years..................................................          228                    275
5 Years..................................................          396                    479
10 Years.................................................          885                  1,064


---------------

 * The Adviser has agreed contractually to cap the Value Discovery and the Emerging Markets Growth Funds' Class N expenses at 1.64% and 2.00%, respectively, until at least April 30, 2000.



(1) Reflects the shareholder/distribution services fee under the proposed Distribution Plan.



(2) Reflects the shareholder/distribution services fee under the proposed Distribution Plan and the lower management fees under the Amended Management Agreement.


     Under the Distribution Plan, the Distributor bears all the expenses of providing shareholder/distribution services, including the payment of any commissions or distribution fees. The Distributor provides for distribution-related services that are primarily intended to result in the sale of each Fund, including but not limited to compensation to employees or independent contractors of the Distributor; compensation to and expenses of the Distributor and other selected dealers who engage in or support the distribution of the Funds, including overhead and telephone and other communication expenses; the printing of prospectuses, statements of additional information and reports for other than existing shareholders, the preparation, printing and distribution of sales literature and advertising materials, and other direct and indirect distribution-related expenses. The Distributor may enter into related selling group agreements with various financial services firms, including affiliates of the Distributor, that provide distribution services to investors. The Distributor may also provide some of the shareholder/distribution services.


     The Distribution Plan will continue indefinitely, provided that its continuance shall be approved at least annually by a vote of a majority of the Board, including the vote of a majority of the "noninterested" directors, cast in person at a meeting called for such purpose.


     Pursuant to the Distribution Plan, the Distributor will prepare reports to the Board on a quarterly basis for each Fund's Class N shares, showing the amounts paid to the various financial services firms and such other information as from time to time the Board may reasonably request. The Rule requires the Board to review such reports at least quarterly.


THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RULE 12b-1 DISTRIBUTION PLAN.

                                    ITEM 7.
                   TO APPROVE AN AMENDED MANAGEMENT AGREEMENT
                        FOR THE READY RESERVES FUND ONLY


     The Directors recommend that the shareholders of the Ready Reserves Fund approve an amendment to the Company's Management Agreement with the Adviser (the "Amended Agreement"). The Amended Agreement modifies the management fee that the Adviser receives from the Ready Reserves Fund. The purpose of the change is to provide for lower fees to offset the shareholder/distribution services fee under the Distribution Plan. Approval of the Amended Agreement is contingent upon shareholder approval of the Distribution Plan, as described in Item 6. THE AMENDED AGREEMENT WILL RESULT IN A MANAGEMENT FEE FOR THE READY RESERVES FUND THAT IS LOWER THAN THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT AGREEMENT (THE "PRESENT AGREEMENT").


PROPOSED AMENDMENT TO THE PRESENT AGREEMENT

     Except for the change of fee for the Ready Reserves Fund discussed below, the Amended Agreement is substantially identical to the Present Agreement. The duties and responsibilities of the Adviser to the Ready Reserves Fund would be the same as under the Present Agreement.

     The management fee is an annual percentage of the Ready Reserves Fund's average daily net assets (the management fee rate), calculated and paid monthly. The Amended Agreement lowers the fee schedule for the Ready Reserves Fund by 0.35%. Under the Present Agreement, the Ready Reserves Fund pays the Adviser as follows:

     .625% of the first $250 million of average daily net assets; plus

     .600% of the next $250 million of average daily net assets; plus

     .575% of the next $2,000 million of average daily net assets; plus

     .550% of average daily net assets over $2,500 million

Under the Amended Agreement, the Ready Reserves Fund would pay the Adviser as follows:

     .275% of the first $250 million of average daily net assets; plus

     .250% of the next $250 million of average daily net assets; plus

     .225% of the next $2,000 million of average daily net assets; plus

     .200% of average daily net assets over $2,500 million

     If approved by shareholders, the Amended Agreement would take effect on January 1, 2000 and would continue in effect if approved at least annually by
(i) the vote, cast in person at a meeting called for the purpose, of a majority of those Directors who are not "interested persons" of the Company or the Adviser (the "Independent Directors") and (ii) the vote of either a majority of the Directors or a majority of the outstanding shares of the Company. If the Amended Agreement is not approved, the Present Agreement will continue in effect as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Directors, and (ii) the vote of either a majority of the Directors or a majority of the outstanding shares of the Company.

MATTERS CONSIDERED BY THE BOARD


     The Amended Agreement was approved by the Board of Directors of the Company, including all of the "non-interested" Directors, on September 8, 1999. The Board of Directors received materials relating to the Amended Agreement in advance of the meeting at which the Amended Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. In considering the Amended Agreement, the Board of Directors and the "non-interested" Directors considered: (i) that the Adviser would provide identical services under the Amended Agreement as it currently provides under the Present Agreement and (ii) the lower management fee would offset a shareholder/distribution services fee of 0.35% imposed in connection with the proposed Distribution Plan. Based upon their evaluation of all material factors and assisted by the advice of independent counsel, the Board concluded that the proposed reduction to the management fees or the Ready Reserves Fund was in the best interest of the Ready Reserves Fund shareholders. The Board of Directors, including the "non-interested" Directors, voted to approve the submission of the Amended Agreement to shareholders of the Ready Reserves Fund and recommends that shareholders vote FOR the Amended Agreement.


PRESENT AGREEMENT

     The Present Agreement is dated May 1, 1996 and was last approved by the Board on February 9, 1999 and by shareholders on April 23, 1996.

     The Present Agreement may be terminated at any time by the Board of Directors or by a vote of a majority of the outstanding shares of the Ready Reserves Fund or by the Adviser on 60 days' written notice. The Board of Directors or a majority of the outstanding voting securities of the Ready Reserves Fund may terminate the Present Agreement, without payment of any penalty, in the event that a court of competent jurisdiction has established that the Adviser or any officer or principal of the Adviser has taken any action which results in the breach of covenants of the Adviser set forth in the Present Agreement. The Present Agreement also provides for its termination in the event of an "assignment," as that term is defined in the 1940 Act.

     The Amended Agreement does not differ in any material respect from the Present Agreement, except with respect to the lower fees as described above.

INVESTMENT ADVISER

     William Blair & Company, L.L.C. has served as the investment adviser and manager for the Company and the Ready Reserves Fund since their inception in 1987. Pursuant to the Present Agreement, the Adviser acts as the Company's adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as directors or officers of the Company if elected to such positions. In addition to the management advisory fee, each Fund, including the Ready Reserves Fund, pays the expenses of its operations, including a portion of the Company's general administrative expenses, allocated on the basis of the Fund's net asset value. Expenses that will be borne directly by the portfolios include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Company and its shares for distribution under Federal and state securities laws, and membership dues in the Investment Company Institute or any similar organization.


     The Adviser also is the principal underwriter and distributor for shares of the Fund, and acts as agent of the Fund in the sale of its shares (the "Distributor"). In connection with the establishment of the multiple class structure for the Company, the Distributor will be paid 0.35% of the average daily net assets attributable to Class N of the Ready Reserves Fund (subject to shareholder approval in Item 6 above) and is paid other amounts for other William Blair Funds.



     The Adviser/Distributor is a limited liability company, the affairs of which are controlled by all its principals, none of whom owns more than 25% of the firm. The Chief Executive Officer (and principal occupation) of the firm is
E. David Coolidge III (CEO of Adviser), and the Executive Committee is comprised of Rocky Barber (Principal of Adviser), E. David Coolidge III, Richard D. Gottfred (Principal of Adviser), Edgar D. Jannotta (Senior Principal of Adviser), John P. Kayser (Principal of Adviser), Richard P. Kiphart (Principal of Adviser), Albert J. Lacher (Principal of Adviser), Joseph F. LaManna (Principal of Adviser) and James D. McKinney (Principal of Adviser). Messrs. Barber, Fuller, Greig, Hanig, Kaplan, Kleczka,

McMullan, Myer, Sullivan and Urbina, Ms. Gassmann and Ms. Johnson, who are officers of the Company, are also principals or employees of the Adviser. Messrs. Fischer and Kayser, directors of the Company are also principals of the Adviser/Distributer. The principal offices of the Adviser/Distributor is located at 222 West Adams Street, Chicago, Illinois 60606.



     For the year ended December 31, 1998, the Ready Reserves Fund paid the Adviser management fees of $6,215,491. A table on page 19 shows the amount and pro-forma fees of the Ready Reserves Fund, reflecting both the shareholder/distribution services fee for Ready Reserves Fund under the Distribution Plan and the lower management fee under the Amended Agreement.



THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDED AGREEMENT.


                             ADDITIONAL INFORMATION

QUORUM AND VOTING REQUIREMENTS

     Items 1 and 2, Election of Directors and Ratification of Independent Auditors, require the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Item 3(a), the amendment to the Articles of Incorporation, requires the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote. If Sub-Item 3(a) is approved, Sub-Item 3(b), the Reorganization of the Company into a Delaware business trust also requires the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote. If the amendment is not approved, an affirmative vote of the holders of two-thirds of the total number of shares outstanding and entitled to vote would be required for approval of Sub-Item 3(b). Items 4, 5, 6 and 7, Changes to the Funds' Investment Objectives, Standardization of the Funds' Fundamental Investment Restrictions, Approval of the Distribution Plan, and Approval of an Amended Management Agreement require the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities of the appropriate Fund present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the appropriate Fund, whichever is less.

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Company (or Fund, where appropriate) is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given in the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of a majority of the total number of outstanding shares of the Company, present in person or by proxy, shall be required to constitute a quorum for the purpose of transacting business at the Special Meeting.

     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter, with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker nonvotes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

     If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares of each Fund present or represented by proxy. If a quorum is not present, the stockholders of a majority of the shares of all Funds or an individual Fund or Funds, as the case may be, present in person or by proxy and entitled to vote shall have the power to adjourn the Special Meeting from time to time as to all Funds or as to such individual Fund or Funds, as the case may be, without notice other than announcement at the Special Meeting, until the requisite number of shares entitled to vote at such Special Meeting shall be present. In the event that a quorum is present at the Special Meeting, but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved if the votes cast in favor of such adjournment exceed the votes cast opposing such adjournment. It is anticipated that the persons named as proxies would vote in favor of adjournment. In tallying stockholder votes, abstentions and broker nonvotes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for determining whether a quorum is present for purposes of convening the Special Meeting and will be considered present at the Special Meeting.

PROPOSALS OF SHAREHOLDERS

     Under Maryland law, the Company is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Company does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders should send such proposal to the Company at 222 West Adams Street, Chicago, Illinois 60606. To be considered for presentation at a shareholders meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Company at a reasonable time before a solicitation is made. Timely submission of a proposal does not mean that such proposal will be included.

                   DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Company.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors

                                            Marco Hanig

                                            President


October 11, 1999

                                                                       EXHIBIT A

                               5% RECORD HOLDERS

     The following table provides certain information at September 15, 1999 with respect to persons known to the Fund to be record holders of 5% or more of the shares of the following Funds:


                                                    PERCENT OF FUND'S
NAME AND ADDRESS                                       OUTSTANDING
OF RECORD OWNER                                       COMMON STOCK             NUMBER OF SHARES
----------------                                    -----------------          ----------------
GROWTH FUND
Charles Schwab & Co. Inc.                                 13.14                   5,118,523
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104-4122
NFSC                                                      10.50                   4,092,575
Benefit of Our Customers
Liberty Street
One World Financial Center
Attn: Mutual Funds Dept. 5th Fl.
New York, NY 10281
Society National Bank                                      9.76                   3,803,528
FBO William Blair Profit Sharing Plan
P.O. Box 94870
Cleveland, OH 44101-4870
VALUE DISCOVERY FUND
William Blair & Co., L.L.C.                                5.98                     204,261
Ralph Gerald Portis B
222 West Adams Street
Chicago, IL 60606-5307
William Blair & Co., L.L.C.                                5.58                     204,261
Catlin Investment LP
222 West Adams Street
Chicago, IL 60606-5307
William Blair & Co., L.L.C.                                5.58                     204,261
Travis Investments LP
222 West Adams Street
Chicago, IL 60606-5307
Society National Bank                                      5.03                     184,043
FBO William Blair Profit Sharing Plan
P.O. Box 94870
Cleveland, OH 44101-4870
INTERNATIONAL GROWTH FUND
Charles Schwab & Co., Inc.                                 6.24                     687,658
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104-4122
EMERGING MARKETS GROWTH FUND
William Blair & Co., L.L.C.                                9.92                      50,000
E. David Coolidge III
222 West Adams Street
Chicago, IL 60606-5307
INCOME FUND
Charles Schwab & Co., Inc.                                 6.44                   1,164,115
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

                                                                       EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION

     WILLIAM BLAIR MUTUAL FUNDS, INC., a Maryland corporation (the "Company"), for itself and on behalf of its series of shares designated as William Blair Growth Fund, William Blair Value Discovery Fund, William Blair International Growth Fund, William Blair Emerging Markets Growth Fund, William Blair Income Fund and William Blair Ready Reserves Fund (each referred to herein as an "Acquired Fund"), and WILLIAM BLAIR FUNDS, a Delaware business trust (the "Trust"), for itself and on behalf of its series of shares designated as the William Blair Growth Fund, William Blair Value Discovery Fund, William Blair International Growth Fund, William Blair Emerging Markets Growth Fund, William Blair Income Fund and William Blair Ready Reserves Fund (each an "Acquiring Fund"), agree upon the following plan of reorganization (the "Plan") with regard to each Fund:

     1. Prior to the closing provided for in Section 4 below, the Company and the Trust will execute and file articles of transfer with respect to the transactions contemplated hereby with the Department of Assessments and Taxation of the State of Maryland. The Company, on behalf of each of the Acquired Funds, shall transfer to the corresponding Acquiring Fund all of the assets of the Acquired Fund (including the share of the Acquiring Fund owned by the Acquired Fund, which shall immediately thereafter be canceled), in exchange for which the Acquiring Fund shall simultaneously assume all of the liabilities of the Acquired Fund, and shall issue to the Company a number of Acquiring Fund Class A, Class B, Class C, Class N and Class I shares equal in number and net asset value to the number and net asset value of the corresponding Class A, Class B, Class C, Class N and Class I shares (including fractional shares) of the Acquired Fund then outstanding. The Company then will distribute to each registered shareholder of the Acquiring Fund Class A, Class B, Class C, Class N and Class I shares of the Acquiring Fund in a number and net asset value equal to the number and net asset value of Class A, Class B, Class C, Class N and Class I shares (including any fractional share) of the Acquired Fund then owned by the shareholder, in liquidation of the Acquired Fund and in exchange for and cancellation of the shareholder's shares of the Acquired Fund. The Company, on behalf of each Acquired Fund, covenants that each Acquired Fund shall not sell or otherwise dispose of any Acquiring Fund shares to be received in the transactions contemplated herein, except in distribution to shareholders of the Acquired Fund in accordance with the terms of this Agreement.

     2. The distribution to the shareholders of each Acquired Fund shall be accomplished by establishing an account on the share records of the Acquiring Fund in the name of each registered shareholder of the Acquired Fund, and crediting that account with a number of shares of the Acquiring Fund equal to the number of Class A, Class B, Class C, Class N and Class I shares (including any fractional share) of the Acquired Fund owned of record by the shareholder at the time of the distribution. Outstanding certificates representing shares of the Acquired Fund shall thereafter represent an equal number of shares of the same class of the Acquiring Fund.

     3. Promptly thereafter, the Company shall be liquidated and dissolved pursuant to the Maryland General Corporation Law.

     4. The transaction in Section 1 above shall occur at the close of business on December 15, 1999, at the offices of the Trust, or at such other date, time or place as may be agreed upon by the parties (the "Closing").

     5. The obligations of each of the Company and the Trust to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

          (a) All necessary filings shall have been made with the Securities and Exchange Commission and state securities commissions and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated by this Plan.

          (b) The Company and the Trust shall have received an opinion from its legal counsel substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by any Acquired Fund upon the transfer of its assets and liabilities to the corresponding Acquiring Fund or upon the distribution to its shareholders of shares of the Acquiring Fund received as a result of such transfer; (ii) the tax basis of the assets of the Company in the hands of the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; (iii) the holding period of the assets of the Acquired Fund transferred to the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (iv) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities and obligations of the Acquired Fund; (v) no gain or loss will be recognized by the shareholders of the Acquired Fund upon receipt of the shares of the Acquiring Fund; (vi) the basis of the shares of the Acquiring Fund received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (vii) the holding period of shares of the Acquiring Fund received by the shareholders of the Acquired Fund will include the holding period of the shares of the Acquired Fund exchanged therefor, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets; and as to such other matters as it may reasonably request.

          (c) This Plan and the reorganization contemplated hereby shall have been adopted and approved by the affirmative vote of the holders of the requisite number of the outstanding shares of the Company and of each Acquired Fund entitled to vote thereon as required by law at the time such vote is taken.

          (d) The Trustees of the Trust shall have authorized, and the Acquiring Fund shall have issued, one share of the Acquiring Fund to the corresponding Acquired Fund in consideration of the payment equal to the net asset value of one share of the Acquired Fund on the day of the Closing for the purpose of enabling the Company to approve as sole shareholder of the Acquiring Fund the Management Agreement between the Trust and William Blair & Company, L.L.C., for the Acquiring Fund; such approval shall have taken place and the Acquiring Fund shall have become subject to said in accordance with the terms thereof.

          At any time prior to the Closing, any of the foregoing conditions may be waived by the Company and the Trust if such a waiver will not have a material adverse effect on the interests of the shareholders of the Company or the Trust, as the case may be.

     6. The Trust, on behalf of itself and the Acquiring Funds, represents and warrants to the Company as follows:

          (a) The Trust was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the State of Delaware, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of the Trust and grants them all powers necessary or desirable to carry out such responsibility, including administering Trust business as it is anticipated to be conducted by the Trust and as described in the current prospectuses of the Company; upon the closing described in Section 4, above, the Trust will succeed to the registration of the Company with the SEC as an open-end management investment company under the 1940 Act;

          (b) All issued and outstanding shares of the Acquiring Funds class will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and the Acquiring Funds do not have outstanding any option, warrants or other rights to subscribe for or purchase any of their shares nor is there outstanding any security convertible into any of their shares;

          (c) The execution, delivery, and performance of this Agreement on behalf of the Acquiring Funds will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust and the Trustees, and this Agreement constitutes a valid and binding obligation of the Trust and the Acquiring Funds enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (d) The Acquiring Fund shares to be issued and delivered to the corresponding Acquired Fund for the account of the Acquired Fund investors, pursuant to the terms hereof, will have been duly authorized as of the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable, and the shares of the class of the Acquiring Fund issued and outstanding prior to the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and the applicable notice or filing requirements, or exemptions therefrom, of all applicable state securities laws, and the regulations thereunder, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect thereto;

          (e) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Funds, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Funds, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

          (f) The Trust intends to qualify as a "regulated investment company" under the Code, and will elect to qualify as a "regulated investment company" under the Code, as of its first taxable year.

     7. This Plan may be amended at any time, and may be terminated at any time before the completion of the transaction in Section 1, regardless of whether or not this Plan has been approved by the shareholders of the Company or any Acquired Fund, by agreement of the Company and the Trust, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Company. In any case, this Plan may be terminated by either the Company or the Trust, if the transaction in Section 1 has not occurred by the close of business on February 15, 2000.

     8. A copy of the Trust's Certificate of Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as the Trustees of the Trust and not individually and that the obligations under this instrument are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but binding only upon the assets and property of the Acquiring Fund.

     9. At any time after the completion of the transaction in Section 1, the Company acting through its officers, or if then dissolved through its last officers, shall execute and deliver to the Trust, such additional instruments of transfer or other written assurances as the Trust may reasonably request in order to vest in the Trust, acting for the Acquiring Fund, title to the assets transferred by the Acquired Funds under this Plan.

     10. This Plan shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of Section 8 hereof, which shall be construed in accordance with the laws of the State of Delaware.

     11. This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     12. No Acquired Fund shall have any liability for the obligations of any other Acquired Fund hereunder, and no Acquired Fund shall have any liability for the obligation of any other Acquiring Fund.

Dated: September 8, 1999

                                            WILLIAM BLAIR MUTUAL FUNDS, INC.

                                            By:        /s/ MARCO HANIG
                                             -----------------------------------

                                                          President

                                            WILLIAM BLAIR FUNDS

                                            By:        /s/ MARCO HANIG
                                             -----------------------------------
                                                          President

                                                                       EXHIBIT C

                              DECLARATION OF TRUST

                                       OF

                              WILLIAM BLAIR FUNDS

     This DECLARATION OF TRUST OF WILLIAM BLAIR FUNDS is made on the 3rd day of September, 1999 by the parties signatory hereto, as Trustees.

     WHEREAS, the Trustees desire to form a business trust under the law of Delaware for the investment and reinvestment of its assets; and

     WHEREAS, it is proposed that the Trust assets be composed of cash, securities and other assets contributed to the Trust by the Holders of Interests in the Trust entitled to ownership rights in the Trust;

     NOW, THEREFORE, the Trustees hereby declare that the Trustees will hold in trust all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder, and manage and dispose of the same for the benefit of the Holders of Interests in the Trust, and subject to the following terms and conditions.

                                   ARTICLE I

                                   The Trust

     1.1 Name. The name of the Trust created hereby (the "Trust") shall be "William Blair Funds," and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall not refer to the Trustees in their individual capacities or to the officers, agents, employees or Holders of Interest in the Trust. However, should the Trustees determine that the use of the name of the Trust is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the DBTA. Any such instrument shall not require the approval of the Holders of Interests in the Trust, but shall have the status of an amendment to this Declaration.

     1.2 Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of an open-end management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the DBTA, and in connection therewith, the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware business trust.

     1.3 Definitions. As used in this Declaration, the following terms shall have the following meanings:

          (a) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

          (b) "Affiliated Person," "Assignment" and "Interested Person" shall have the meanings given such terms in the 1940 Act.

          (c) "Administrator" shall mean any party furnishing services to the Trust pursuant to any administrative services contract described in Section 4.1.

          (d) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

          (f) "Commission" shall mean the Securities and Exchange Commission.

          (g) "Declaration" shall mean this Declaration of Trust, as amended from time to time. References in this Declaration to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to the Declaration rather

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     than the article or section in which such words appear. This Declaration shall, together with the By-Laws, constitute the governing instrument of the Trust under the DBTA.

          (h) "DBTA" shall mean the Delaware Business Trust Act, Delaware Code Annotated Title 12, Sections 3801, et seq., as amended from time to time.

          (i) "Fiscal Year" shall mean an annual period as determined by the Trustees unless otherwise provided by the Code or applicable regulations.

          (j) "Holders" shall mean as of any particular time any or all holders of record of Interests in the Trust or in Trust Property, as the case may be, at such time.

          (k) "Interest" shall mean a Holder's units of interest into which the beneficial interest in the Trust and each series and class of the Trust shall be divided from time to time.

          (l) "Investment Adviser" shall mean any party furnishing services to the Trust pursuant to any investment advisory contract described in Section
     4.1 hereof.

          (m) "Majority Interests Vote" shall mean the vote, at a meeting of the Holders of Interests, of the lesser of (i) 67% or more of the Interests present or represented at such meeting, provided the Holders of more than 50% of the Interests are present or represented by proxy or (ii) more than 50% of the Interests.

          (n) "Person" shall mean and include an individual, corporation, partnership, trust, foundation, plan, association, joint venture, estate and other entity, whether or not a legal entity, and a government and agencies and political subdivisions thereof, whether domestic or foreign.

          (o) "Registration Statement" as of any particular time shall mean the Registration Statement of the Trust which is effective at such time under the 1940 Act.

          (p) "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees or any series of the Trust established in accordance with Section 6.2.

          (q) "Trustees" shall mean such persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms of this Declaration, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration and are then in office, in their capacity as trustees hereunder.

                                   ARTICLE II

                                    Trustees

     2.1 Number and Qualification. The number of Trustees shall initially be one and shall thereafter be fixed from time to time by written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Trustees so fixed, then in office, provided, however, that the number of Trustees shall in no event be less than one. A Trustee shall be an individual at least 21 years of age who is not under a legal disability.

          (a) Any vacancy created by an increase in Trustees shall be filled by the appointment or election of an individual having the qualifications described in this Article as provided in Section 2.4. Any such appointment shall not become effective, however, until the individual appointed or elected shall have accepted in writing such appointment or election and agreed in writing to be bound by the terms of the Declaration. No reduction in the number of Trustees shall have the effect of removing any Trustee from office.

          (b) Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.4 hereof, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

     2.2 Term and Election. Each Trustee named herein, or elected or appointed prior to the first meeting of the Holders, shall (except in the event of resignations or removals or vacancies pursuant to Section 2.3 or 2.4 hereof) hold office until his or her successor has been elected at such meeting and has qualified to serve as Trustee. Beginning with the Trustees elected at the first meeting of Holders, each Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided unless such Trustee resigns or is removed as provided in Section 2.3 below or his term expires pursuant to Section 2.4 hereof.

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     2.3  Resignation and Removal. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by him or her and delivered or mailed to the Chairperson, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument.

          (a) Any of the Trustees may be removed with or without cause by the affirmative vote of the Holders of two-thirds (2/3) of the Interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.1 hereof) with cause, by the action of two-thirds (2/3) of the remaining Trustees, or without cause, by the action of eighty percent (80%) of the remaining Trustees. Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

          (b) Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee's incapacity to serve as trustee, his or her legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     2.4 Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the earliest to occur of the following: the Trustee's death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or the removal of the Trustee. A vacancy shall also occur in the event of an increase in the number of Trustees as provided in
Section 2.1. No such vacancy shall operate to annul this Declaration or to revoke any existing trust created pursuant to the terms of this Declaration. In the case of a vacancy, the Holders of a plurality of the Interests entitled to vote, acting at any meeting of the Holders held in accordance with Article VIII hereof, or, to the extent permitted by the 1940 Act, a majority vote of the Trustees continuing in office acting by written instrument or instruments, may fill such vacancy, and any Trustee so elected by the Trustees or the Holders shall hold office as provided in this Declaration. There shall be no cumulative voting by the Holders in the election of Trustees.

     2.5 Meetings. Meetings of the Trustees shall be held from time to time within or without the State of Delaware upon the call of the Chairperson, if any, the Chief Executive Officer, the President, the Secretary, an Assistant Secretary or any two Trustees.

          (a) Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be given not later than 72 hours preceding the meeting by United States mail or by electronic transmission to each Trustee at his or her business address as set forth in the records of the Trust or otherwise given personally not less than 24 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

          (b) A quorum for all meetings of the Trustees shall be one-third of the total number of Trustees, but (except at such time as there is only one Trustee) no less than two Trustees. Unless provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee. If there be less than a quorum present at any meeting of the Trustees, a majority of those present may adjourn the meeting until a quorum shall have been obtained.

          (c) Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be two or more of the members thereof, unless the Board shall provide otherwise. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee.

          (d) With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust or are otherwise interested in any action to be taken may be counted for quorum purposes under this Section 2.5 and shall be entitled to vote to the extent permitted by the 1940 Act.

          (e) All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications system shall

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

     constitute presence in person at such meeting, unless the 1940 Act specifically requires the Trustees to act "in person," in which case such term shall be construed consistent with Commission or staff releases or interpretations.

     2.6 Officers; Chairperson of the Board. The Trustees shall, from time to time, elect officers of the Trust, including a Chief Executive Officer, a President, a Secretary and a Treasurer. The Trustees shall elect or appoint, from time to time, a Trustee to act as Chairperson of the Board who shall preside at all meetings of the Trustees and carry out such other duties as the Trustees shall designate. The Trustees may elect or appoint or authorize the Chief Executive Officer and/or the President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The President, Secretary and Treasurer may, but need not, be a Trustee. The Chairperson of the Board and such officers of the Trust shall serve in such capacity for such time and with such authority as the Trustees may, in their discretion, so designate or as provided for in the By-Laws.

     2.7 By-Laws. The Trustees may adopt and, from time to time, amend or repeal the By-Laws for the conduct of the business of the Trust not inconsistent with this Declaration, and such By-Laws are hereby incorporated in this Declaration by reference thereto.

                                  ARTICLE III

                               Powers of Trustees

     3.1 General. The Trustees shall have exclusive and absolute control over management of the business and affairs of the Trust, but with such powers of delegation as may be permitted by this Declaration and the DBTA. The Trustees may perform such acts as in their sole discretion are proper for conducting the business and affairs of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustee may be exercised without order of, or recourse to, any court.

     3.2  Investments. The Trustees shall have power to:

          (a) conduct, operate and carry on the business of an investment company; and

          (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, lend, transfer, exchange, distribute, write or otherwise deal in or dispose of United States and foreign currencies and related instruments including forward contracts, and securities, including common and preferred stock, warrants, bonds, debentures, time notes, bankers acceptances and all other evidences of indebtedness, negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, convertible securities, forward contracts, options, futures contracts, and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government, any foreign government, or any agency, instrumentality or political subdivision of the United States Government or any foreign government, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States or under foreign laws or in "when-issued" contracts for such securities; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations, or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trustees may determine to invest.

     The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

     3.3 Legal Title. Legal title to all the Trust Property shall be vested in the Trust as a separate legal entity under the DBTA, except that the Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees or in the name of any other Person on behalf of the Trust on such terms as the Trustees may determine.

     In the event that title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his or her due election and qualification. Upon the resignation, removal or death of a Trustee he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust

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Property shall vest automatically in the remaining Trustees. To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     3.4 Sale of Interests. Subject to the more detailed provisions set forth in Article VII, the Trustees shall have the power to permit persons to purchase Interests and to add or reduce, in whole or in part, their Interest in the Trust.

     3.5 Borrow Money. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

     3.6 Delegation; Committee. The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient.

     3.7 Collection and Payment. The Trustees shall have the power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

     3.8 Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal and brokerage services, as they in good faith may deem reasonable (subject to any limitations in the 1940 Act), and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust. There shall be no retirement compensation plan for the Trustees; provided, however, that the Trustees may adopt a deferred compensation plan consistent with industry and regulatory standards.

     3.9 Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust and terminate such employees or contractual relationships as they consider appropriate; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies (including, but not limited to, fidelity bonding and errors and omission policies) insuring the Investment Adviser, Administrator, distributor, Holders, Trustees, officers, employees, agents, or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against liability; (d) establish pension, profit-sharing and other retirement, incentive and benefit plans for any officers, employees and agents of the Trust; (e) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Adviser, Administrator, distributor, Holders, Trustees, officers, employees, agents or independent contractors of the Trust, to such extent as the Trustees shall determine; (f) guarantee indebtedness or contractual obligations of others; (g) determine and change the Fiscal Year of the Trust and the method by which its accounts shall be kept; and (h) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

     3.10 Further Powers. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices, whether within or without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any foreign countries, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign countries, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive and shall be binding upon the Trust and the Holders, past, present and future. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with Trust Property.

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                                   ARTICLE IV

       Investment Advisory, Administrative, and Placement Agent Services

     4.1 Investment Advisory and Other Services. The Trustees may in their discretion, from time to time, enter into contracts or agreements for investment advisory services, administrative services (including management, transfer and dividend disbursing agency services), distribution services, fiduciary (including custodian, subcustodian and depository) services, placement agent services, Holder servicing and distribution services, or other services, whereby the other party to such contract or agreement shall undertake to furnish the Trustees such services as the Trustees shall, from time to time, consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any other provisions of this Declaration to the contrary, the Trustees may authorize any Investment Adviser (subject to such general or specific instructions as the Trustees may, from time to time, adopt) to effect purchases, sales, loans or exchanges of Trust Property on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such Investment Adviser (all without further action by the Trustees). Any such purchases, sales, loans or exchanges shall be binding upon the Trust.

     4.2 Parties to Contract. Any contract or agreement of the character described in Section 4.1 of this Article IV or in the By-Laws of the Trust may be entered into with any Person, although one or more of the Trustees or officers of the Trust or any Holder may be an officer, director, trustee, shareholder, or member of such other party to the contract or agreement, and no such contract or agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of such contract or agreement or held accountable for any profit realized directly or indirectly therefrom, provided that the contract or agreement when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. Any Trustee or officer of the Trust or any Holder may be the other party to contracts or agreements entered into pursuant to Section 4.1 hereof or the By-Laws of the Trust, and any Trustee or officer of the Trust or any Holder may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts or agreements mentioned in this Section 4.2.

                                   ARTICLE V

                            Limitations of Liability

     5.1 No Personal Liability of Trustees, Officers, Employees or Agents. No Trustee, officer, employee or agent of the Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any Person, other than the Trust or its Holders, in connection with Trust Property or the affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, Holders of Interests therein, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust), except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

     5.2 Indemnification of Trustees, Officers, Employees and Agents. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such Person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled;
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provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification. All payments shall be made in compliance with Section 17(h) of the 1940 Act.

     5.3 Liability of Holders; Indemnification. The Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject solely by reason of his or her being or having been a Holder and not because of such Holder's acts or omissions or for some other reason, and shall reimburse such Holder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the Holder); provided, however, that no Holder shall be entitled to indemnification by any series established in accordance with Section 8.8 unless such Holder is a Holder of Interests of such series. The rights accruing to a Holder under this Section 5.3 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein.

     5.4 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his or her duties hereunder.

     5.5 No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively relied upon as having been executed or done by the executors thereof only in their capacities as Trustees, officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate or other interest or undertaking of the Trust made by the Trustees or by any officer, employee or agent of the Trust, in his or her capacity as such, shall contain an appropriate recital to the effect that the Trustee, officer, employee or agent of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property or the private property of the Holders for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to the Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Holders, Trustees, officers, employees and agents in such amount as the Trustees shall deem advisable.

     5.6 Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Adviser, Administrator, accountant, appraiser or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     5.7 Assent to Declaration. Every Holder, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

                                   ARTICLE VI

                             Interests in the Trust

     6.1 General Characteristics. (a) The Trustees shall have the power and authority, without Holder approval, to issue Interests in one or more series from time to time as they deem necessary or desirable. Each series shall be separate from all other series in respect to the assets and liabilities allocated to that series and shall represent a separate investment portfolio of the Trust. The Trustees shall have exclusive power, without Holder approval, to establish and designate such separate and distinct series, as set forth in
Section 6.2, and to fix and determine the relative rights and preferences as between the Interests of the separate series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights.

     (b) The Trustees may, without Holder approval, divide Interests of any series into two or more classes, Interests of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine as provided in Section 6.3. The fact that a series shall have been initially established and designated without any specific establishment or designation of classes, shall not limit the authority of the Trustees to divide a series and establish and designate separate classes thereof.

     (c) The number of Interests authorized shall be unlimited, and the Interests so authorized may be represented in part by fractional Interests. From time to time, the Trustees may divide or combine the Interests of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class. The Trustees may issue Interests of any series or class thereof for such consideration and on such terms as they may determine (or for no consideration if pursuant to an Interest dividend or split-up), all without action or approval of the Holders. All Interests when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Interests or any Interests previously issued and reacquired of any series or class thereof into one or more series or classes thereof that may be established and designated from time to time. The Trustees may hold as treasury Interests, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Interests of any series or class thereof reacquired by the Trust.

     6.2 Establishment of Series of Interests. (a) Without limiting the authority of the Trustees set forth in Section 6.2(b) to establish and designate any further series, the Trustees hereby establish and designate six series, as follows:

         William Blair Growth Fund
         William Blair Value Discovery Fund
         William Blair International Growth Fund
         William Blair Emerging Markets Growth Fund
         William Blair Income Fund
         William Blair Ready Reserves Fund

     The provisions of this Article VI shall be applicable to the above designated series and any further series that may from time to time be established and designated by the Trustees as provided in Section 6.2(b).

     (b) The establishment and designation of any series of Interests other than the one set forth above shall be effective upon the execution, by a majority of the Trustees, of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Interests outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment of this Declaration.

     (c) Section 9.2 of this Declaration of Trust shall apply also with respect to each such series as if such series were a separate trust.

     6.3 Establishment of Classes. (a) Without limiting the authority of the Trustees set forth in Section 6.3(b) to establish and designate any further classes, the Trustees hereby establish five classes of each series (except the Ready Reserves Fund) as follows:

         Class A Shares
         Class B Shares
         Class C Shares
         Class N Shares
         Class I Shares

     Without limiting the authority of the Trustees set forth in Section 6.3(b) to establish and designate any further classes, the Trustees hereby establish two classes of the Ready Reserves Fund as follows:

         Class N Shares
         Class I Shares

     The provision of this Article VI shall be applicable to the above designated classes and any further classes that may from time to time be established and designated by the Trustees as provided in Section 6.3(b).

     (b) The division of any series into two or more classes and the establishment and designation of such classes shall be effective upon the execution by a majority of the Trustees of an instrument setting forth such division, and the establishment, designation, and relative rights and preferences of such classes, or as otherwise provided in such instrument. The relative rights and preferences of the classes of any series may differ in such respects as the Trustees may determine to be appropriate, provided that such differences are set forth in the aforementioned instrument. At any time that there are no

Interests outstanding of any particular class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

     (c) Section 9.2 of this Declaration of Trust shall apply also with respect to each such class as if such class were a separate trust.

     6.4 Assets of Series. All consideration received by the Trust for the issue or sale of Interests of a particular series together with all Trust Property in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. Separate and distinct records shall be maintained for each series and the assets associated with a series shall be held and accounted for separately from the other assets of the Trust, or any other series. In the event that there is any Trust Property, or any income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes.

     6.5 Liabilities of Series. (a) The Trust Property belonging to each particular series shall be charged with the liabilities of the Trust in respect to that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Holders.

     (b) Without limitation of the foregoing provisions of this Section, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of any other series. Notice of this limitation on interseries liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the DBTA, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the DBTA relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each series. Every note, bond, contract or other undertaking issued by or on behalf of a particular series shall include a recitation limiting the obligation represented thereby to that series and its assets.

     6.6 Dividends and Distributions. (a) Dividends and distributions on Interests of a particular series or any class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or a resolution adopted only once or with such frequency as the Trustees may determine, to the Holders of Interests in that series or class, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that series, or in the case of a class, belonging to that series and allocable to that class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on Interests in a particular series or class thereof shall be distributed pro rata to the Holders of Interests in that series or class in proportion to the total outstanding Interests in that series or class held by such Holders at the date and time of record established for the payment of such dividends or distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class. Such dividends and distributions may be made in cash or Interests of that series or class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Holder of the mode of the paying of such dividend or distribution to that Holder. Any such dividend or distribution paid in Interests will be paid at the net asset value thereof as determined in accordance with Section 7.4.

     (b) The Interests in a series or a class of the Trust shall represent beneficial interests in the Trust Property belonging to such series or in the case of a class, belonging to such series and allocable to such class. Each Holder of Interests in a series or a class shall be entitled to receive its pro rata share of distributions of income and capital gains made with respect to such series or such class. Upon reduction or withdrawal of its Interests or indemnification for liabilities incurred by reason of being or having been a Holder of Interests in a series or a class, such Holder shall be paid solely out of the funds and property of such series or in the case of a class, the funds and property of such series and allocable to such class of the Trust. Upon liquidation or termination of a series or class of the Trust, Holders of Interests in such series or class shall be entitled to receive a pro rata share of the Trust Property belonging to such series or in the case of a class, belonging to such series and allocable to such class.

     6.7 Voting Rights. Notwithstanding any other provision hereof, on each matter submitted to a vote of the Holders, each Holder shall be entitled to one vote for each whole Interest standing in his name on the books of the Trust, and each fractional Interest shall be entitled to a proportionate fractional vote, irrespective of the series thereof or class thereof, and all Interests of all series and classes thereof shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of one or more series or classes thereof is permitted or required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of all Interests of all series and classes thereof voting together; and (b) as to any matter which affects only the interests of one or more particular series or classes thereof, only the Holders of the one or more affected series or classes shall be entitled to vote, and each such series or class shall vote as a separate series or class.

     6.8 Record Dates. The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the Holders entitled to be treated as such, to the extent provided or referred to in
Section 8.6.

     6.9 Transfer. All Interests of each particular series or class thereof shall be transferable, but transfers of Interests of a particular series or class thereof will be recorded on the Interest transfer records of the Trust applicable to that series or class only at such times as Holders shall have the right to require the Trust to redeem Interests of that series or class and at such other times as may be permitted by the Trustees.

     6.10 Equality. Except as provided herein or in the instrument designating and establishing any class or series, all Interests of each particular series or class thereof shall represent an equal proportionate interest in the assets belonging to that series, or in the case of a class, belonging to that series and allocable to that class, subject to the liabilities belonging to that series, and each Interest of any particular series or class shall be equal to each other Interest of that series or class; but the provisions of this sentence shall not restrict any distinctions permissible under Section 6.6 that may exist with respect to dividends and distributions on Interests of the same series or class. The Trustees may from time to time divide or combine the Interests of any particular series or class into a greater or lesser number of Interests of that series or class without thereby changing the proportionate beneficial interest in the assets belonging to that series or class or in any way affecting the rights or Interests of any other series or class.

     6.11 Fractions. Any fractional Interest of any series or class, if any such fractional Interest is outstanding, shall carry proportionately all the rights and obligations of a whole Interest of that series or class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Interests, and liquidation of the Trust.

     6.12 Class Differences. Subject to Section 6.3, the relative rights and preferences of the classes of any series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the instrument establishing and designating such classes and executed by a majority of the Trustees.

     6.13 Conversion of Interests. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that Holders of Interests of any series shall have the right to convert said Interests into one or more other series in accordance with such requirements and procedures as may be established by the Trustees. The Trustees shall also have the authority to provide that Holders of Interests of any class of a particular series shall have the right to convert said Interests into one or more other classes of that particular series or any other series in accordance with such requirements and procedures as may be established by the Trustees.

     6.14 Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Interests that conform to such authorized terms and to reject any purchase orders for Interests whether or not conforming to such authorized terms.

     6.15 Trustees and Officers as Holders. Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Interests of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Interests from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Interests generally.

     6.16 No Preemptive Rights; Derivative Suits. Holders shall have no preemptive or other right to subscribe to any additional Interests or other securities issued by the Trust. No action may be brought by a Holder on behalf of the Trust unless Holders owning no less than 10% of the then outstanding Interests, or series or class thereof, join in the bringing of such action. A Holder of Interests in a particular series or a particular class of the Trust shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or any other class or on behalf of the Holders of Interests in any other series or any other class of the Trust.

     6.17 No Appraisal Rights. Holders shall have no right to demand payment for their Interests or to any other rights of dissenting Holders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters' rights by a stockholder of a corporation organized under the General Corporation Law of Delaware, or otherwise.

     6.18 Status of Interests and Limitation of Personal Liability. Interests shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Holder by virtue of acquiring Interests shall be held to have expressly assented and agreed to the terms hereof and to be bound hereby. The death, incapacity, dissolution, termination or bankruptcy of a Holder during the continuance of the Trust shall not operate to dissolve or terminate the Trust or any series thereof nor entitle the representative of such Holder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle the representative of such Holder only to the rights of such Holder under this Trust. Ownership of Interests shall not entitle the Holder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Interests constitute the Holders as partners or joint venturers. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Holder, nor except as specifically provided herein to call upon any Holder for the payment of any sum of money or assessment whatsoever other than such as the Holder may at any time personally agree to pay.

     6.19 Elimination of Series. Without limiting the authority of the Trustees set forth in Section 9.2 of this Declaration of Trust, at any time that there are no Interests outstanding of a series (or class), the Trustees may abolish such series (or class).

                                  ARTICLE VII

                           Purchases and Redemptions

     7.1 Purchases. The Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit the purchase of Interests by such party or parties (or increase in the Interests of a Holder), for such type of consideration, including, without limitation, cash or property, at such time or times (including, without limitation, each business day), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including, without limitation, the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses.

     7.2 Redemption by Holder. Each Holder of Interests of the Trust or any series or class thereof shall have the right at such times as may be permitted by the Trust to require the Trust to redeem all or any part of his or her Interests of the Trust, or series or class thereof, at a redemption price equal to the net asset value per Interest of the Trust or series or class thereof, next determined in accordance with Section 7.4 hereof after the Interests are properly tendered for redemption, subject to any contingent deferred sales charge or redemption charge in effect at the time of redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Trust or series or class thereof of which the Interests being redeemed are part of the value of such securities or assets used in such determination of the net asset value.

     Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the Holders of Interests of the Trust, or series or class thereof, to require the Trust to redeem Interests of the Trust, or of any series or class thereof, during any period or at any time when and to the extent permissible under the 1940 Act.

     7.3 Redemption by Trust. Each Interest of the Trust, or series or class thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Interest was then being redeemed by the Holder pursuant to Section 7.2 hereof: (a) at any time, if the Trustees determine in their sole discretion and by majority vote that it is in the best interest of the Trust, or any series or class thereof, to so redeem, or (b) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Holder accounts of a minimum or maximum amount or percentage.
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

Upon such redemption the Holders of the Interests so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

     7.4 Net Asset Value. The net asset value per Interest of any series shall be (a) in the case of a series whose Interests are not divided into classes, the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of Interests of that series outstanding, and
(b) in the case of a class of Interests of a series whose Interests are divided into classes, the quotient obtained by dividing the value of the net assets of that series allocable to such class (being the value of the assets belonging to that series allocable to such class less the liabilities belonging to such class) by the total number of Interests of such class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

     The Trustees may determine to maintain the net asset value per Interest of any series or any class at a designated constant dollar amount and in connection therewith may adopt procedures consistent with the 1940 Act for continuing declarations of income attributable to that series or that class as dividends payable in additional Interests of that series at the designated constant dollar amount and for the handling of any losses attributable to that series or that class. Such procedures may provide that in the event of any loss each Holder shall be deemed to have contributed to the capital of the Trust attributable to that series his or her pro rata portion of the total number of Interests required to be canceled in order to permit the net asset value per Interest of that series or class to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Holder of the Trust shall be deemed to have agreed, by his or her investment in any series or class with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

                                  ARTICLE VIII

                                    Holders

     8.1 Rights of Holders. The right to conduct any business hereinbefore described is vested exclusively in the Trustees, and the Holders shall have no rights under this Declaration or with respect to the Trust Property other than the beneficial interest conferred by their Interests and the voting rights accorded to them under this Declaration.

     8.2 Register of Interests. A register shall be kept by the Trust under the direction of the Trustees which shall contain the names and addresses of the Holders and the number of Interests held by each Holder. Each such register shall be conclusive as to the identity of the Holders of the Trust and the Persons who shall be entitled to payments of distributions or otherwise to exercise or enjoy the rights of Holders. No Holder shall be entitled to receive payment of any distribution, nor to have notice given to it as herein provided, until it has given its address to such officer or agent of the Trustees as shall keep the said register for entry thereon. No certificates certifying the ownership of interests need be issued except as the Trustees may otherwise determine from time to time.

     8.3 Notices. Any and all notices to which any Holder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Holder, left at his or her residence or usual place of business, or sent via United States mail or by electronic transmission to a Holder at his or her address as it is registered with the Trust, as provided in
Section 8.2. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Holder at his or her address as it is registered with the Trust, as provided in Section 8.2, with postage thereon prepaid.

     8.4 Meetings of Holders. Meetings of the Holders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Holders holding, in the aggregate, not less than 10% of the Interests (or series or class thereof), such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate. Holders of one-third of the Interests in the Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding more than 50% of the total Interests (or series or class thereof) of the Holders present, either in person or by proxy, at such meeting constitutes the action of the Holders, unless the 1940 Act, other applicable law, this Declaration or the By-Laws of the Trust require a greater number of affirmative votes. Notwithstanding the foregoing, the affirmative vote by the Holders present, in person or by proxy, holding less than 50% of the Interests (or class or series thereof) of the Holders present, in person or by proxy, at such meeting shall be sufficient for adjournments. Any meeting of Holders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice.

     8.5 Notice of Meetings. Written or printed notice of all meetings of the Holders, stating the time, place and purposes of the meeting, shall be given as provided in Section 8.3. At any such meeting, any business properly before the meeting may be considered, whether or not stated in the notice of the meeting. Any adjourned meeting held as provided in Section 8.4 shall not require the giving of additional notice.

     8.6 Record Date. For the purpose of determining the Holders who are entitled to notice of any meeting, to vote at any meeting, to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 90 calendar days prior to the date of any meeting of the Holders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as Holders of record for such purposes, and any Holder who was a Holder at the date and time so fixed shall be entitled to vote at such meeting or to be treated as a Holder of record for purposes of such other action, even though he or she has since that date and time disposed of his or her Interests, and no Holder becoming such after that date and time shall be so entitled to vote at such meeting or to be treated as a Holder of record for purposes of such other action. If the Trustees shall divide the Interests into two or more series in accordance with Section 6.2 herein, nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different series and if the Trustees shall divide any series into two or more classes in accordance with Section 6.3 herein, nothing in this Section 8.6 shall be construed as precluding the Trustees from setting different record dates for different classes.

     8.7 Proxies, Etc. At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken.

          (a) Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Holders of record shall be entitled to vote. Each Holder shall be entitled to a vote proportionate to its Interest in the Trust.

          (b) When Interests are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect to such Interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect to such Interest.

          (c) A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the Holder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of his or her Interest, he or she may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

     8.8 Reports. The Trustees shall cause to be prepared, at least annually, a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. The Trustees shall, in addition, furnish to the Holders at least semi-annually an interim report containing an unaudited balance sheet as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current Fiscal Year to the end of such period.

     8.9 Inspection of Records. The records of the Trust shall be open to inspection by Holders during normal business hours and for any purpose not harmful to the Trust.

     8.10 Voting Powers. (a) The Holders shall have power to vote only (i) for the election or removal of Trustees as contemplated by Section 2.2 and 2.3 hereof, (ii) with respect to any investment advisory contract as contemplated by
Section 4.1 hereof, (iii) with respect to termination of the Trust as provided in Section 9.2 hereof, (iv) with respect to amendments to the Declaration of Trust as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets as provided in Section 9.4 hereof, (vi) with respect to incorporation of the Trust to the extent and as provided in Section
9.5 hereof, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, DBTA, or any other applicable law, the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable.

     (b) Each Holder shall be entitled to vote based on the ratio his or her Interest bears to the Interests of all Holders entitled to vote. Until Interests are issued, the Trustees may exercise all rights of Holders and may take any action required by law, the Declaration or the By-Laws to be taken by Holders. The By-Laws may include further provisions for Holders' votes and meetings and related matters not inconsistent with this Declaration.

     8.11 Holder Action by Written Consent. Any action which may be taken by the Holders may be taken without notice and without a meeting if Holders holding more than 50% of the total Interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing and the written consents shall be filed with the records of the meetings of Holders. Such consents shall be treated for all purposes as votes taken at a meeting of the Holders.

     8.12 Holder Communications. (a) Whenever ten or more Holders who have been such for at least six months preceding the date of application, and who hold in the aggregate at least 1% of the total Interests, shall apply to the Trustees in writing, stating that they wish to communicate with other Holders with a view to obtaining signatures for a request for a meeting of Holders and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (i) afford to such applicants access to a list of the names and addresses of all Holders as recorded on the books of the Trust; or (ii) inform such applicants as to the approximate number of Holders, and the approximate cost of transmitting to them the proposed communication and form of request.

     (b) If the Trustees elect to follow the course specified in clause (ii) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be transmitted and of the reasonable expenses of transmission, shall, with reasonable promptness, transmit, by United States mail or by electronic transmission, such material to all Holders at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall transmit, by United States mail or by electronic transmission, to such applicants and file with the Commission, together with a copy of the material to be transmitted, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

                                   ARTICLE IX

            Duration; Termination of Trust; Amendment; Mergers; Etc.

     9.1 Duration. Subject to possible termination in accordance with the provisions of Section 9.2, the Trust created hereby shall continue perpetually pursuant to Section 3808 of DBTA.

     9.2 Termination of Trust. (a) The Trust may be terminated (i) by the affirmative vote of the Holders of not less than two-thirds of the Interests in the Trust at any meeting of the Holders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the Holders of not less than two-thirds of such Interests, or (iii) by the Trustees by written notice to the Holders. Upon any such termination,

             (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

             (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, or other disposition of all or substantially all of the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by the Holders with a Majority Interests Vote.

             (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Holders according to their respective rights.

     (b) Upon termination of the Trust and distribution to the Holders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and file a certificate of cancellation in accordance with Section 3810 of the DBTA. Upon termination of the Trust, the Trustees shall thereon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Holders shall thereupon cease.

     9.3  Amendment Procedure.

          (a) All rights granted to the Holders under this Declaration of Trust are granted subject to the reservation of the right of the Trustees to amend this Declaration of Trust as herein provided, except as set forth herein to the contrary. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Holders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

          (b) No amendment may be made, under Section 9.3(a) above, which would change any rights with respect to any Interest in the Trust by reducing the amount payable thereon upon liquidation of the Trust, by repealing the limitations on personal liability of any Holder or Trustee, or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Interests Vote.

          (c) A certification signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Holders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

          (d) Notwithstanding any other provision hereof, until such time as Interests are first sold, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

     9.4 Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees and by a Majority Interests Vote of the Trust or by an instrument or instruments in writing without a meeting, consented to by the Holders of not less than 50% of the total Interests of the Trust or such series, as the case may be, and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware. In accordance with Section 3815(f) of DBTA, an agreement of merger or consolidation may effect any amendment to the Declaration or By-Laws or effect the adoption of a new declaration of trust or by-laws of the Trust if the Trust is the surviving or resulting business trust. A certificate of merger or consolidation of the Trust shall be signed by a majority of the Trustees.

     9.5 Incorporation. Upon a Majority Interests Vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the equity interests thereof or otherwise, and to lend money to, subscribe for the equity interests of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust holds or is about to acquire equity interests. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of the Holders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

                                   ARTICLE X

                                 Miscellaneous

     10.1 Certificate of Designation; Agent for Service of Process. The Trust shall file, in accordance with Section 3812 of DBTA, in the office of the Secretary of State of Delaware, a certificate of trust, in the form and with such information required by Section 3810 of DBTA and executed in the manner specified in Section 3811 of DBTA. In the event the Trust does not have at least one Trustee qualified under Section 3807(a) of DBTA, then the Trust shall comply with Section 3807(b) of DBTA by having and maintaining a registered office in Delaware and by designating a registered agent for service of process on the Trust, which agent shall have the same business office as the Trust's registered office. The failure to file any such certificate, to maintain a registered office, to designate a registered agent for service of process, or to include such other information shall not affect the validity of the establishment of the Trust, the Declaration, the By-Laws or any action taken by the Trustees, the Trust officers or any other Person with respect to the Trust except insofar as a provision of the DBTA would have governed, in which case the Delaware common law governs.

     10.2 Governing Law. This Declaration is executed by all of the Trustees and delivered with reference to DBTA and the laws of the State of Delaware, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to DBTA and the laws of the State of Delaware (unless and to the extent otherwise provided for and/or preempted by the 1940 Act or other applicable federal securities laws); provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DBTA) pertaining to trusts which are inconsistent with the rights, duties, powers, limitations or liabilities of the Trustees set forth or referenced in this Declaration.

     10.3 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     10.4 Reliance by Third Parties. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Holder. Any certificate executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to (a) the number or identity of Trustees or Holders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Holders, (d) the fact that the number of Trustees or Holders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

     10.5 Provisions in Conflict With Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the DBTA, or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

     10.6 Trust Only. It is the intention of the Trustees to create only a business trust under DBTA with the relationship of trustee and beneficiary between the Trustees and each Holder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a Delaware business trust except to the extent such trust is deemed to constitute a corporation under the Code and applicable state tax laws. Nothing in this Declaration of Trust shall be construed to make the Holders, either by themselves or with the Trustees, partners or members of a joint stock association.

     10.7 Withholding. Should any Holder be subject to withholding pursuant to the Code or any other provision of law, the Trust shall withhold all amounts otherwise distributable to such Holder as shall be required by law and any amounts so withheld shall be deemed to have been distributed to such Holder under this Declaration of Trust. If any sums are withheld pursuant to this provision, the Trust shall remit the sums so withheld to and file the required forms with the Internal Revenue Service, or other applicable government agency.

     10.8 Headings and Construction. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                                   /s/ JAMES P. MCMULLAN
                                            ------------------------------------

                                                          Trustee

                                                                       EXHIBIT D



                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS



ITEM 5(a): Concentration



     The Growth Fund may not make an investment if doing so would cause more than 25% of its total assets to be invested in any one industry.



The Value Discovery Fund may not purchase the securities of any issuer if, as a result, 25% or more of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.



The International Growth Fund may not purchase any securities if, immediately after such purchase, more than 25% of the value of the portfolio's total assets would be invested in the securities of issuers in the same industry. There is no limitation as to the portfolio's investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, the obligations of each foreign government are deemed to constitute an industry.



The Emerging Markets Growth Fund may not purchase the securities of any issuer if, as a result, 25% or more of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.



The Income Fund may not concentrate more than 25% of the value of its total assets in any one industry. This restriction does not apply to U.S. Government securities or government agency securities, or to instruments, such as repurchase agreements, secured by these instruments.



The Ready Reserves Fund may not concentrate more than 25% of the value of its total assets in any one industry; provided, however, that the portfolio reserves freedom of action to invest up to 100% of its total assets in certificates of deposit, time deposits or bankers' acceptances or repurchase agreements with domestic branches of domestic banks when management considers it to be in the interests of the portfolio in attaining its investment objective.



ITEM 5(b): Senior Securities and Borrowing



The Growth Fund may not issue senior securities.



The Growth Fund may not borrow money, except from banks for current obligations of a minor character incurred in the ordinary course of business, nor borrow amounts in excess of 10% of its gross assets. (The portfolio does not presently intend to borrow any amount in excess of 5% of its gross assets.)



The Value Discovery Fund may (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 331/3% of the value of the portfolio's total assets (including the amount borrowed), less the portfolio's liabilities (other than borrowings), or such other percentage permitted by law, except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).



The Value Discovery Fund may not issue senior securities, except as permitted under the 1940 Act.



The International Growth Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.



The International Growth Fund may not issue any "senior securities" as defined in the 1940 Act (except for engaging in futures and options transactions and except for borrowing subject to the restrictions set forth above).



The Emerging Markets Growth Fund may (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 331/3% of the value of the portfolio's total assets (including the amount borrowed), less the portfolio's liabilities (other than borrowings), or such other percentage permitted by law, except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).



The Emerging Markets Growth Fund may not issue senior securities, except as permitted under the 1940 Act.

The Income Fund may not borrow money, except as a temporary measure and then only in an amount up to 5% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.



The Income Fund may not issue senior securities as defined in the 1940 Act.



The Ready Reserves Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 5% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.



The Ready Reserves Fund may not issue senior securities as defined in the 1940 Act.



ITEM 5(c): Underwriting



The Growth Fund may not underwrite the securities of other issuers.



The Value Discovery Fund may not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.



The International Growth Fund may not underwrite securities by others, except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.



The Emerging Markets Growth Fund may not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.



The Income Fund may not underwrite securities issued by others except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.



The Ready Reserves Fund may not underwrite securities issued by others except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.



ITEM 5(d): Real Estate



The Growth Fund may not buy or sell real estate or real estate loans.



The Value Discovery Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).



The International Growth Fund may not purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations, securities that are secured by interests in real estate or securities that represent interests in real estate, including real estate investment trusts).



The Emerging Markets Growth Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).



The Income Fund may not invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.



The Ready Reserves Fund may not invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.



ITEM 5(e): Commodities



The Growth Fund may not purchase or sell commodities or commodity contracts.



The Value Discovery Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).



The International Growth Fund may not purchase or sell commodities or commodity contracts, except that the portfolio may enter into financial futures contracts, options on futures contracts and forward foreign currency exchange contracts.

The Emerging Markets Growth Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).



The Income Fund may not invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.



The Ready Reserves Fund may not invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.



ITEM 5(f): Lending



The Growth Fund may not make loans to other persons.



The Value Discovery Fund may not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through
(i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.



The International Growth Fund may not make loans of money or portfolio securities, except through the purchase of debt obligations and repurchase agreements.



The Emerging Markets Growth Fund may not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.



The Income Fund may not make loans to others, except through the purchase of debt obligations or repurchase agreements or the loaning of portfolio securities not exceeding 75% of the value of its total assets.



The Ready Reserves Fund may not make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).



ITEM 5(g): Reclassify as Non-Fundamental



GROWTH FUND



The Growth Fund may not invest in any enterprise for the purpose of exercising control or management thereof.



INTERNATIONAL GROWTH FUND



The International Growth Fund may not pledge, mortgage or create a lien on its assets.



The International Growth Fund may not purchase securities of other U.S. or foreign investment companies, except that the portfolio may make such a purchase
(a) in the open market provided that immediately thereafter (i) not more than 10% of the portfolio's total assets would be invested in such securities; (ii) not more than 5% of the portfolio's total assets would be invested in securities of any one investment company; and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the portfolio, or (b) as part of an offer of exchange, reorganization or as a dividend.



The International Growth Fund may not make short sales of securities, or purchase any securities on margin, or maintain a short position or participate on a joint or a joint and several basis in any trading account in securities, except that the portfolio may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.



The International Growth Fund may not purchase or sell put options, call options, or combinations thereof, except that the portfolio may engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the portfolio or an increase in the price of securities which the portfolio plans to purchase in the future.



The International Growth Fund may not invest in interests in oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.



The International Growth Fund may not invest for the purposes of exercising control or management of another issuer.

The International Growth Fund may not invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years' continuous operation.



INCOME FUND



The Income Fund may not invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years' continuous operation.



The Income Fund may not make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.



The Income Fund may not write, purchase or sell puts, calls or combinations thereof.



The Income Fund may not invest for the purpose of exercising control or management of another issuer.



The Income Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.



The Income Fund may not purchase common stocks, preferred stocks, warrants or other equity securities.



READY RESERVES FUND



The Ready Reserves Fund may not invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years' continuous operation.



The Ready Reserves Fund may not make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.



The Ready Reserves Fund may not write, purchase or sell puts, calls or combinations thereof.



The Ready Reserves Fund may not invest for the purpose of exercising control or management of another issuer.



The Ready Reserves Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.



The Ready Reserves Fund may not invest in securities restricted as to disposition under the Federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933).



The Ready Reserves Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

                                                                       EXHIBIT E

                               DISTRIBUTION PLAN
                                  (AS AMENDED)
                                   (CLASS N)


     Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Distribution Plan (the "Plan") has been adopted for Class N shares of each series (each a "Fund") of the William Blair Mutual Funds, Inc. (the "Company") by a majority of the members of the Company's Board of Directors (the "Board"), including a majority of the Board members who are not "interested persons" of the Company as defined in the Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Independent Board Members") at a meeting called for the purpose of voting on this Plan.



     1. Compensation. The Trust will pay to William Blair & Company, L.L.C. ("William Blair") at the end of each calendar month a shareholder/distribution services fee computed at the annual rate of 0.25% (0.15% for the Income Fund, and 0.35% for the Ready Reserves Fund) of average daily net assets attributable to the Class N shares of each Fund. William Blair may compensate various financial service firms appointed by William Blair ("Firms") in accordance with the provisions of the Company's Distribution Agreement for Class N shares (the "Distribution Agreement") for sales of shares at the fee levels provided in the Company's prospectus from time to time. William Blair may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as William Blair shall determine from time to time. The fee shall be based upon average daily net assets of a Fund attributable to such Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the shareholder/distribution services fee set forth in Paragraph 1 hereof on the basis of the number of days that the Plan and any agreement related to the Plan are in effect during the month and year, respectively.


     2. Shareholder Approval. Implementation of the Plan is subject to shareholder approval.

     3. Periodic Reporting. William Blair shall prepare reports for the Board on a quarterly basis for the Class N of each Fund showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

     4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Independent Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class N of each Fund.

     5. Termination. This Plan may be terminated at any time without penalty by vote of a majority of the Independent Board Members or by vote of the majority of the outstanding voting securities of the Class N of any Fund.

     6. Amendment. This Plan may not be amended to increase materially the amount to be paid to William Blair by each Fund for shareholder/distribution services with respect to the Class N without the vote of a majority of the outstanding voting securities of that Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Independent Board Members, cast in person at a meeting called for such purpose or in any other manner permitted by the Act.


     7. Selection of Noninterested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Company will be committed to the discretion of Board members who are not themselves interested persons.



     8. Recordkeeping. The Company will preserve copies of this Plan, the Distribution Agreement, and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, or any such report, as the case may be, the first two
(2) years in an easily accessible place.



     9. Limitation of Liability. Any obligation of the Company hereunder shall be binding only upon the assets of the Class N of each Fund and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Company. Neither the authorization of any action by the Board members or shareholders of the Company nor the adoption of the Plan on behalf of the Company shall impose any liability upon any Board member or upon any shareholder.


     10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

     11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class N as the Act or the rules thereunder so require.


Dated: July 20, 1999, as amended September 8, 1999.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------------------------------

                                                                                                           For All   With-  For All
                                                       1. INSTRUCTION: To withhold authority to vote for   Nominees  hold    Except
                                                          any individual nominee(s), mark the "For All
                                                          Except" box and print the name(s) of the
              WILLIAM BLAIR GROWTH FUND                   nominee(s) on the line provided.                   [ ]     [ ]     [ ]

-----------------------------------------------------  ----------------------------------------------------------------------------
      PLEASE REFER TO THE BOTTOM OF THIS CARD
   FOR THE RESOLUTIONS TO BE VOTED AT THE MEETING                For  Against Abstain                     For    Against Abstain
-----------------------------------------------------
                                                       2.        [ ]    [ ]     [ ]                   5a. [ ]      [ ]     [ ]
  CONTROL NUMBER:
  RECORD DATE SHARES:                                  3a.       [ ]    [ ]     [ ]                   5b. [ ]      [ ]     [ ]

                                                       3b.       [ ]    [ ]     [ ]                   5c. [ ]      [ ]     [ ]

                                                       4.        [ ]    [ ]     [ ]                   5d. [ ]      [ ]     [ ]

                                                                 For  Against Abstain                 5e. [ ]      [ ]     [ ]

                                                       5.        [ ]    [ ]     [ ]                   5f. [ ]      [ ]     [ ]

                                                       Instruction: Mark box 5 above to vote all
                                                       sub-items 5a-5g.  To vote for each sub-
                                                       item separately, mark each corresponding
                                   Date                box listed 5a-5g.                              5g. [ ]      [ ]     [ ]

Please be sure to sign and
date this Proxy.                                                                                       6. [ ]      [ ]     [ ]
-----------------------------------------------------
                                                                                                       7.      not applicable

                                                       8.  To transact such other business as may properly come before the meeting or any adjournment thereof.
-----------------------------------------------------
  Shareholder sign here            Co-owner sign here



DETACH CARD                                                          DETACH CARD

                           SPECIAL MEETING RESOLUTIONS

1. To elect 7 Directors to the Board of the Company. NOMINEES: (01) Conrad Fischer, (02) J. Grant Beadle, (03) Theodore A. Bosler, (04) John P. Kayser, (05) Ann P. McDermott, (06) John B. Schwemm and (07) Robert E. Wood II.

2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the current fiscal year.

3. To approve a proposal to reorganize the Company into a Delaware business trust.

     a. To approve an amendment to the Articles of Incorporation of the Company to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company.
     b. To approve an Agreement and Plan of Reorganization pursuant to which the Company will be reorganized into a Delaware business trust.

4.   To approve a new investment objective.

5. To approve standardized fundamental investment restrictions and reclassify the remaining fundamental restrictions as nonfundamental.

     a.  Concentration.
     b.  Borrowing money and issuing senior securities.
     c.  Underwriting securities.
     d.  Investments in real estate.
     e.  Investments in commodities.
     f.  Lending by the Fund.
     g. To reclassify all remaining fundamental investment restrictions as nonfundamental.

6. To approve a Rule 12b-1 distribution plan with William Blair & Company, L.L.C. for Class N shares.

7.   Not applicable.

8. To transact such other business as may properly come before the meeting or any adjournment thereof.

                            WILLIAM BLAIR GROWTH FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999

The undersigned shareholder of William Blair Growth Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Conrad Fischer, John B. Schwemm and Marco Hanig and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 1999 in the 13th floor conference room of William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, at 8:00 a.m., Central time, and at any and all adjournments thereof, with respect to all shares of the Company for which the undersigned would be entitled to provide instructions or with respect to which the undersigned is entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

YOU MAY VOTE BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 AND FOLLOWING THE RECORDED INSTRUCTIONS. PROMPT VOTING BY SHAREHOLDERS WILL SAVE THE FUND AND SHAREHOLDERS THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" EACH PROPOSAL. IF NO DIRECTION IS MADE FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED "FOR" ANY AND ALL SUCH PROPOSALS.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------------------------------

                                                                                                           For All   With-  For All
                                                       1. INSTRUCTION: To withhold authority to vote for   Nominees  hold    Except
                                                          any individual nominee(s), mark the "For All
                                                          Except" box and print the name(s) of the
         WILLIAM BLAIR VALUE DISCOVERY FUND               nominee(s) on the line provided.                   [ ]     [ ]     [ ]

-----------------------------------------------------  ----------------------------------------------------------------------------
      PLEASE REFER TO THE BOTTOM OF THIS CARD
   FOR THE RESOLUTIONS TO BE VOTED AT THE MEETING                For  Against Abstain                     For    Against Abstain
-----------------------------------------------------
                                                       2.        [ ]    [ ]     [ ]                   5a. [ ]      [ ]     [ ]
  CONTROL NUMBER:
  RECORD DATE SHARES:                                  3a.       [ ]    [ ]     [ ]                   5b. [ ]      [ ]     [ ]

                                                       3b.       [ ]    [ ]     [ ]                   5c. [ ]      [ ]     [ ]

                                                       4.        not applicable                       5d. [ ]      [ ]     [ ]

                                                                 For  Against Abstain                 5e. [ ]      [ ]     [ ]

                                                       5.        [ ]    [ ]     [ ]                   5f. [ ]      [ ]     [ ]

                                                       Instruction: Mark box 5 above to vote all
                                                       sub-items 5a-5g.  To vote for each sub-
                                                       item separately, mark each corresponding
                                   Date                box listed 5a-5g.                              5g. [ ]      [ ]     [ ]

Please be sure to sign and
date this Proxy.                                                                                       6. [ ]      [ ]     [ ]
-----------------------------------------------------
                                                                                                       7.      not applicable

                                                       8.  To transact such other business as may properly come before the meeting or any adjournment thereof.
-----------------------------------------------------
  Shareholder sign here            Co-owner sign here


DETACH CARD                                                          DETACH CARD

                           SPECIAL MEETING RESOLUTIONS

1. To elect 7 Directors to the Board of the Company. NOMINEES: (01) Conrad Fischer, (02) J. Grant Beadle, (03) Theodore A. Bosler, (04) John P. Kayser, (05) Ann P. McDermott, (06) John B. Schwemm and (07) Robert E. Wood II.

2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the current fiscal year.

3. To approve a proposal to reorganize the Company into a Delaware business trust.

     a. To approve an amendment to the Articles of Incorporation of the Company to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company.
     b. To approve an Agreement and Plan of Reorganization pursuant to which the Company will be reorganized into a Delaware business trust.

4.   Not applicable.

5. To approve standardized fundamental investment restrictions and reclassify the remaining fundamental restrictions as nonfundamental.

     a.  Concentration.
     b.  Borrowing money and issuing senior securities.
     c.  Underwriting securities.
     d.  Investments in real estate.
     e.  Investments in commodities.
     f.  Lending by the Fund.
     g. To reclassify all remaining fundamental investment restrictions as nonfundamental.

6. To approve a Rule 12b-1 distribution plan with William Blair & Company, L.L.C. for Class N shares.

7.   Not applicable.

8. To transact such other business as may properly come before the meeting or any adjournment thereof.

                       WILLIAM BLAIR VALUE DISCOVERY FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999

The undersigned shareholder of William Blair Value Discovery Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Conrad Fischer, John B. Schwemm and Marco Hanig and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 1999 in the 13th floor conference room of William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, at 8:00 a.m., Central time, and at any and all adjournments thereof, with respect to all shares of the Company for which the undersigned would be entitled to provide instructions or with respect to which the undersigned is entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

YOU MAY VOTE BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 AND FOLLOWING THE RECORDED INSTRUCTIONS. PROMPT VOTING BY SHAREHOLDERS WILL SAVE THE FUND AND SHAREHOLDERS THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" EACH PROPOSAL. IF NO DIRECTION IS MADE FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED "FOR" ANY AND ALL SUCH PROPOSALS.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------------------------------

                                                                                                           For All   With-  For All
                                                       1. INSTRUCTION: To withhold authority to vote for   Nominees  hold    Except
                                                          any individual nominee(s), mark the "For All
                                                          Except" box and print the name(s) of the
      WILLIAM BLAIR INTERNATIONAL GROWTH FUND             nominee(s) on the line provided.                   [ ]     [ ]     [ ]

-----------------------------------------------------  ----------------------------------------------------------------------------
      PLEASE REFER TO THE BOTTOM OF THIS CARD
   FOR THE RESOLUTIONS TO BE VOTED AT THE MEETING                For  Against Abstain                     For    Against Abstain
-----------------------------------------------------
                                                       2.        [ ]    [ ]     [ ]                   5a. [ ]      [ ]     [ ]
  CONTROL NUMBER:
  RECORD DATE SHARES:                                  3a.       [ ]    [ ]     [ ]                   5b. [ ]      [ ]     [ ]

                                                       3b.       [ ]    [ ]     [ ]                   5c. [ ]      [ ]     [ ]

                                                       4.        [ ]    [ ]     [ ]                   5d. [ ]      [ ]     [ ]

                                                                 For  Against Abstain                 5e. [ ]      [ ]     [ ]

                                                       5.        [ ]    [ ]     [ ]                   5f. [ ]      [ ]     [ ]

                                                       Instruction: Mark box 5 above to vote all
                                                       sub-items 5a-5g.  To vote for each sub-
                                                       item separately, mark each corresponding
                                   Date                box listed 5a-5g.                              5g. [ ]      [ ]     [ ]

Please be sure to sign and
date this Proxy.                                                                                       6. [ ]      [ ]     [ ]
-----------------------------------------------------
                                                                                                       7.      not applicable

                                                       8.  To transact such other business as may properly come before the meeting or any adjournment thereof.
-----------------------------------------------------
  Shareholder sign here            Co-owner sign here

DETACH CARD                                                          DETACH CARD

                           SPECIAL MEETING RESOLUTIONS

1. To elect 7 Directors to the Board of the Company. NOMINEES: (01) Conrad Fischer, (02) J. Grant Beadle, (03) Theodore A. Bosler, (04) John P. Kayser, (05) Ann P. McDermott, (06) John B. Schwemm and (07) Robert E. Wood II.

2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the current fiscal year.

3. To approve a proposal to reorganize the Company into a Delaware business trust.

     a. To approve an amendment to the Articles of Incorporation of the Company to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company.
     b. To approve an Agreement and Plan of Reorganization pursuant to which the Company will be reorganized into a Delaware business trust.

4.   To approve a new investment objective.

5. To approve standardized fundamental investment restrictions and reclassify the remaining fundamental restrictions as nonfundamental.

     a.  Concentration.
     b.  Borrowing money and issuing senior securities.
     c.  Underwriting securities.
     d.  Investments in real estate.
     e.  Investments in commodities.
     f.  Lending by the Fund.
     g. To reclassify all remaining fundamental investment restrictions as nonfundamental.

6. To approve a Rule 12b-1 distribution plan with William Blair & Company, L.L.C. for Class N shares.

7.   Not applicable.

8. To transact such other business as may properly come before the meeting or any adjournment thereof.

                     WILLIAM BLAIR INTERNATIONAL GROWTH FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999

The undersigned shareholder of William Blair International Growth Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Conrad Fischer, John B. Schwemm and Marco Hanig and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 1999 in the 13th floor conference room of William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, at 8:00 a.m., Central time, and at any and all adjournments thereof, with respect to all shares of the Company for which the undersigned would be entitled to provide instructions or with respect to which the undersigned is entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

YOU MAY VOTE BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 AND FOLLOWING THE RECORDED INSTRUCTIONS. PROMPT VOTING BY SHAREHOLDERS WILL SAVE THE FUND AND SHAREHOLDERS THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" EACH PROPOSAL. IF NO DIRECTION IS MADE FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED "FOR" ANY AND ALL SUCH PROPOSALS.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------------------------------

                                                                                                           For All   With-  For All
                                                       1. INSTRUCTION: To withhold authority to vote for   Nominees  hold    Except
                                                          any individual nominee(s), mark the "For All
                                                          Except" box and print the name(s) of the
     WILLIAM BLAIR EMERGING MARKETS GROWTH FUND           nominee(s) on the line provided.                   [ ]     [ ]     [ ]

-----------------------------------------------------  ----------------------------------------------------------------------------
       PLEASE REFER TO THE BOTTOM OF THIS CARD
   FOR THE RESOLUTIONS TO BE VOTED AT THE MEETING                For  Against Abstain                     For    Against Abstain
-----------------------------------------------------
                                                       2.        [ ]    [ ]     [ ]                   5a. [ ]      [ ]     [ ]
  CONTROL NUMBER:
  RECORD DATE SHARES:                                  3a.       [ ]    [ ]     [ ]                   5b. [ ]      [ ]     [ ]

                                                       3b.       [ ]    [ ]     [ ]                   5c. [ ]      [ ]     [ ]

                                                       4.        not applicable                       5d. [ ]      [ ]     [ ]

                                                                 For  Against Abstain                 5e. [ ]      [ ]     [ ]

                                                       5.        [ ]    [ ]     [ ]                   5f. [ ]      [ ]     [ ]

                                                       Instruction: Mark box 5 above to vote all
                                                       sub-items 5a-5g.  To vote for each sub-
                                                       item separately, mark each corresponding
                                   Date                box listed 5a-5g.                              5g. [ ]      [ ]     [ ]

Please be sure to sign and
date this Proxy.                                                                                       6. [ ]      [ ]     [ ]
-----------------------------------------------------
                                                                                                       7.      not applicable

                                                       8.  To transact such other business as may properly come before the meeting or any adjournment thereof.
-----------------------------------------------------
  Shareholder sign here            Co-owner sign here

DETACH CARD                                                          DETACH CARD

                           SPECIAL MEETING RESOLUTIONS

1. To elect 7 Directors to the Board of the Company. NOMINEES: (01) Conrad Fischer, (02) J. Grant Beadle, (03) Theodore A. Bosler, (04) John P. Kayser, (05) Ann P. McDermott, (06) John B. Schwemm and (07) Robert E. Wood II.

2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the current fiscal year.

3. To approve a proposal to reorganize the Company into a Delaware business trust.

     a. To approve an amendment to the Articles of Incorporation of the Company to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company.
     b. To approve an Agreement and Plan of Reorganization pursuant to which the Company will be reorganized into a Delaware business trust.

4.   Not applicable.

5. To approve standardized fundamental investment restrictions and reclassify the remaining fundamental restrictions as nonfundamental.

     a.  Concentration.
     b.  Borrowing money and issuing senior securities.
     c.  Underwriting securities.
     d.  Investments in real estate.
     e.  Investments in commodities.
     f.  Lending by the Fund.
     g. To reclassify all remaining fundamental investment restrictions as nonfundamental.

6. To approve a Rule 12b-1 distribution plan with William Blair & Company, L.L.C. for Class N shares.

7.   Not applicable.

8. To transact such other business as may properly come before the meeting or any adjournment thereof.

                   WILLIAM BLAIR EMERGING MARKETS GROWTH FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999

The undersigned shareholder of William Blair Emerging Markets Growth Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Conrad Fischer, John B. Schwemm and Marco Hanig and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 1999 in the 13th floor conference room of William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, at 8:00 a.m., Central time, and at any and all adjournments thereof, with respect to all shares of the Company for which the undersigned would be entitled to provide instructions or with respect to which the undersigned is entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

YOU MAY VOTE BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 AND FOLLOWING THE RECORDED INSTRUCTIONS. PROMPT VOTING BY SHAREHOLDERS WILL SAVE THE FUND AND SHAREHOLDERS THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" EACH PROPOSAL. IF NO DIRECTION IS MADE FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED "FOR" ANY AND ALL SUCH PROPOSALS.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------------------------------

                                                                                                           For All   With-  For All
                                                       1. INSTRUCTION: To withhold authority to vote for   Nominees  hold    Except
                                                          any individual nominee(s), mark the "For All
                                                          Except" box and print the name(s) of the
              WILLIAM BLAIR INCOME FUND                   nominee(s) on the line provided.                   [ ]     [ ]     [ ]

-----------------------------------------------------  ----------------------------------------------------------------------------
       PLEASE REFER TO THE BOTTOM OF THIS CARD
   FOR THE RESOLUTIONS TO BE VOTED AT THE MEETING                For  Against Abstain                     For    Against Abstain
-----------------------------------------------------
                                                       2.        [ ]    [ ]     [ ]                   5a. [ ]      [ ]     [ ]
  CONTROL NUMBER:
  RECORD DATE SHARES:                                  3a.       [ ]    [ ]     [ ]                   5b. [ ]      [ ]     [ ]

                                                       3b.       [ ]    [ ]     [ ]                   5c. [ ]      [ ]     [ ]

                                                       4.        [ ]    [ ]     [ ]                   5d. [ ]      [ ]     [ ]

                                                                 For  Against Abstain                 5e. [ ]      [ ]     [ ]

                                                       5.        [ ]    [ ]     [ ]                   5f. [ ]      [ ]     [ ]

                                                       Instruction: Mark box 5 above to vote all
                                                       sub-items 5a-5g.  To vote for each sub-
                                                       item separately, mark each corresponding
                                   Date                box listed 5a-5g.                              5g. [ ]      [ ]     [ ]

Please be sure to sign and
date this Proxy.                                                                                       6. [ ]      [ ]     [ ]
-----------------------------------------------------
                                                                                                       7.      not applicable

                                                       8.  To transact such other business as may properly come before the meeting or any adjournment thereof.
-----------------------------------------------------
  Shareholder sign here            Co-owner sign here


DETACH CARD                                                          DETACH CARD

                           SPECIAL MEETING RESOLUTIONS

1. To elect 7 Directors to the Board of the Company. NOMINEES: (01) Conrad Fischer, (02) J. Grant Beadle, (03) Theodore A. Bosler, (04) John P. Kayser, (05) Ann P. McDermott, (06) John B. Schwemm and (07) Robert E. Wood II.

2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the current fiscal year.

3. To approve a proposal to reorganize the Company into a Delaware business trust.

     a. To approve an amendment to the Articles of Incorporation of the Company to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company.
     b. To approve an Agreement and Plan of Reorganization pursuant to which the Company will be reorganized into a Delaware business trust.

4.   To approve a new investment objective.

5. To approve standardized fundamental investment restrictions and reclassify the remaining fundamental restrictions as nonfundamental.

     a.  Concentration.
     b.  Borrowing money and issuing senior securities.
     c.  Underwriting securities.
     d.  Investments in real estate.
     e.  Investments in commodities.
     f.  Lending by the Fund.
     g. To reclassify all remaining fundamental investment restrictions as nonfundamental.

6. To approve a Rule 12b-1 distribution plan with William Blair & Company, L.L.C. for Class N shares.

7.   Not applicable.

8. To transact such other business as may properly come before the meeting or any adjournment thereof.

                            WILLIAM BLAIR INCOME FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999


The undersigned shareholder of William Blair Income Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Conrad Fischer, John B. Schwemm and Marco Hanig and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 1999 in the 13th floor conference room of William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, at 8:00 a.m., Central time, and at any and all adjournments thereof, with respect to all shares of the Company for which the undersigned would be entitled to provide instructions or with respect to which the undersigned is entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revised.


YOU MAY VOTE BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 AND FOLLOWING THE RECORDED INSTRUCTIONS. PROMPT VOTING BY SHAREHOLDERS WILL SAVE THE FUND AND SHAREHOLDERS THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" EACH PROPOSAL. IF NO DIRECTION IS MADE FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED "FOR" ANY AND ALL SUCH PROPOSALS.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------------------------------

                                                                                                           For All   With-  For All
                                                       1. INSTRUCTION: To withhold authority to vote for   Nominees  hold    Except
                                                          any individual nominee(s), mark the "For All
                                                          Except" box and print the name(s) of the
          WILLIAM BLAIR READY RESERVES FUND               nominee(s) on the line provided.                   [ ]     [ ]     [ ]

-----------------------------------------------------  ----------------------------------------------------------------------------
       PLEASE REFER TO THE BOTTOM OF THIS CARD
   FOR THE RESOLUTIONS TO BE VOTED AT THE MEETING                For  Against Abstain                     For    Against Abstain
-----------------------------------------------------
                                                       2.        [ ]    [ ]     [ ]                   5a. [ ]      [ ]     [ ]
  CONTROL NUMBER:
  RECORD DATE SHARES:                                  3a.       [ ]    [ ]     [ ]                   5b. [ ]      [ ]     [ ]

                                                       3b.       [ ]    [ ]     [ ]                   5c. [ ]      [ ]     [ ]

                                                       4.        [ ]    [ ]     [ ]                   5d. [ ]      [ ]     [ ]

                                                                 For  Against Abstain                 5e. [ ]      [ ]     [ ]

                                                       5.        [ ]    [ ]     [ ]                   5f. [ ]      [ ]     [ ]

                                                       Instruction: Mark box 5 above to vote all
                                                       sub-items 5a-5g.  To vote for each sub-
                                                       item separately, mark each corresponding
                                   Date                box listed 5a-5g.                              5g. [ ]      [ ]     [ ]

Please be sure to sign and
date this Proxy.                                                                                       6. [ ]      [ ]     [ ]
-----------------------------------------------------
                                                                                                       7. [ ]      [ ]     [ ]

                                                       8.  To transact such other business as may properly come before the meeting or any adjournment thereof.
-----------------------------------------------------
  Shareholder sign here            Co-owner sign here

DETACH CARD                                                          DETACH CARD

                           SPECIAL MEETING RESOLUTIONS

1. To elect 7 Directors to the Board of the Company. NOMINEES: (01) Conrad Fischer, (02) J. Grant Beadle, (03) Theodore A. Bosler, (04) John P. Kayser, (05) Ann P. McDermott, (06) John B. Schwemm and (07) Robert E. Wood II.

2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the current fiscal year.

3. To approve a proposal to reorganize the Company into a Delaware business trust.

     a. To approve an amendment to the Articles of Incorporation of the Company to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company.
     b. To approve an Agreement and Plan of Reorganization pursuant to which the Company will be reorganized into a Delaware business trust.

4.   To approve a new investment objective.

5. To approve standardized fundamental investment restrictions and reclassify the remaining fundamental restrictions as nonfundamental.

     a.  Concentration.
     b.  Borrowing money and issuing senior securities.
     c.  Underwriting securities.
     d.  Investments in real estate.
     e.  Investments in commodities.
     f.  Lending by the Fund.
     g. To reclassify all remaining fundamental investment restrictions as nonfundamental.

6. To approve a Rule 12b-1 distribution plan with William Blair & Company, L.L.C. for Class N shares.

7.   To approve an Amended Management Agreement.

8. To transact such other business as may properly come before the meeting or any adjournment thereof.

                        WILLIAM BLAIR READY RESERVES FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999

The undersigned shareholder of William Blair Ready Reserves Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Conrad Fischer, John B. Schwemm and Marco Hanig and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 1999 in the 13th floor conference room of William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, at 8:00 a.m., Central time, and at any and all adjournments thereof, with respect to all shares of the Company for which the undersigned would be entitled to provide instructions or with respect to which the undersigned is entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

YOU MAY VOTE BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 AND FOLLOWING THE RECORDED INSTRUCTIONS. PROMPT VOTING BY SHAREHOLDERS WILL SAVE THE FUND AND SHAREHOLDERS THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" EACH PROPOSAL. IF NO DIRECTION IS MADE FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED "FOR" ANY AND ALL SUCH PROPOSALS.